UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Winchester Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 28, 2026

Dear Fellow Stockholder:

We cordially invite you to attend the 2026 Annual Meeting of Stockholders of Winchester Bancorp, Inc. The annual meeting will be held at Winchester Country Club, located at 468 Mystic Street in Winchester, Massachusetts on November 4, 2026 at 4:00 p.m., local time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. Also enclosed for your review is our Annual Report for the year ended June 30, 2026, which contains information concerning our activities and operating performance. Our directors and officers, as well as a representative of our independent registered public accounting firm, will be available to respond to any questions that you may have.

The business to be conducted at the annual meeting consists of the election of directors, the approval of the Winchester Bancorp, Inc. 2026 Equity Incentive Plan, and the ratification of the appointment of Wolf & Company, P.C. as the independent registered public accounting firm for the six-month transition period ending December 31, 2026. The Board of Directors has determined that the matters to be considered at the annual meeting are in the best interest of Winchester Bancorp, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the annual meeting. You may also submit your proxy by internet or mobile device as indicated on the enclosed proxy card. Submitting a proxy will not prevent you from voting during the meeting, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Our Notice of Annual Meeting, Proxy Statement and the 2026 Annual Report are available at: https://www.cstproxy.com/winchestersavings/2026.

Sincerely,

/s/ John A. Carroll
John A. Carroll President and Chief Executive Officer

Winchester Bancorp, Inc.

661 Main Street

Winchester, Massachusetts 01890

(781) 729-2130

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 4, 2026

Notice is hereby given that the 2026 Annual Meeting of Stockholders of Winchester Bancorp, Inc. (the “Company”, “we”, “our”, “us”) will be held at the Winchester Country Club, 468 Mystic Street, Winchester, Massachusetts 01890 at 4:00 p.m., local time, on November 4, 2026 for the following purposes:

1.
the election of the four director nominees named in the proxy statement to serve on our Board of Directors for a three-year period and until their respective successors have been elected and qualified;
2.
the approval of the Winchester Bancorp, Inc. 2026 Equity Incentive Plan;
3.
the ratification of the appointment of Wolf & Company, P.C., as the independent registered public accounting firm for the six-month transition period ending December 31, 2026; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on the date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on September 18, 2026 are entitled to vote at the annual meeting, and any adjournments thereof.

By order of the Board of Directors,

/s/ Paula M. Cotter
Paula M. Cotter Corporate Secretary

Winchester, Massachusetts

September 28, 2026

EACH STOCKHOLDER IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. A STOCKHOLDER MAY ALSO PROVIDE A PROXY BY INTERNET OR MOBILE DEVICE AS INDICATED ON THE PROXY CARD. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND WINCHESTER BANCORP, INC.’S ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 2026 ARE EACH AVAILABLE ON THE INTERNET AT HTTPS://WWW.CSTPROXY.COM/WINCHESTERSAVINGS/2026.

PROXY STATEMENT

Winchester Bancorp, Inc

661 Main Street

Winchester, Massachusetts 01890

(781) 729-2130

ANNUAL MEETING OF STOCKHOLDERS

November 4, 2026

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Winchester Bancorp, Inc. (the “Company”, “we”, “our”, “us”) to be used at the annual meeting of stockholders, which will be held at Winchester Country Club, 468 Mystic Street, Winchester, Massachusetts 01890, on November 4, 2026, at 4:00 p.m., local time. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about September 28, 2026.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to vote at the annual meeting?

Except as otherwise noted below, holders of record of our shares of common stock, par value $0.01 per share (“common stock”), as of the close of business on September 18, 2026 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, there were 9,295,376 shares of common stock issued and outstanding.

The Company’s Articles of Incorporation provide that, subject to certain exceptions, record owners of the Company’s common stock who beneficially own in excess of 10% of the Company’s then outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

What is the purpose of the annual meeting?

At the annual meeting, you will be asked to vote on the following proposals:

1.
Proposal 1: The election of the four director nominees named in the proxy statement to serve on our Board of Directors for a three-year period and until their respective successors have been elected and qualified.
2.
Proposal 2: The approval of the Winchester Bancorp, Inc. 2026 Equity Incentive Plan.
3.
Proposal 3: The ratification of the appointment of Wolf & Company, P.C., as the independent registered public accounting firm for the six-month transition period ending December 31, 2026.

You may also be asked to vote on other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.

What constitutes a quorum?

The presence in person or by proxy of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

What is a broker non-vote?

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of New York Stock Exchange (“NYSE”) (which in this matter also apply to Nasdaq-listed companies), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your uninstructed shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank, or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules. Proposals 1 and 2 are considered to be “non-routine” under NYSE rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposal 3 is considered to be a “routine” matter under

NYSE rules so that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 3. See below for a discussion of the impact on broker non-votes on vote counting.

Can I change my vote after I submit my proxy card?

Yes. You may revoke your previously submitted proxy by:

•
sending written notice of revocation to our Corporate Secretary at the address shown above,
•
by filing a duly executed proxy bearing a later date, or
•
by following the internet or mobile instructions on the enclosed proxy card, or by voting in person at the annual meeting.

The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless such stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Corporate Secretary prior to our voting of such proxy.

If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to attend and vote in person at the annual meeting.

If you have any questions about giving your proxy or require assistance, please call Paula M. Cotter, Corporate Secretary, at (781) 729-2130.

How do I vote?

Voting in Person at the Annual Meeting. If you hold your shares in your own name as a holder of record with our transfer agent, Continental Stock Transfer & Trust Company, and attend the annual meeting, you may vote in person at the annual meeting. If your shares are held by a bank, broker or other nominee, that is, in “street name,” and you wish to vote in person at the annual meeting, you will need to obtain a “legal proxy” from the bank, broker or other nominee that holds your shares of record.

Voting by Proxy. If your shares are registered directly in your name with our transfer agent, a proxy card was enclosed with this Notice of Annual Meeting and Proxy Statement. In that case, you may instruct the proxy holders named in the proxy card how to vote your shares of common stock in one of the following ways:

•
Vote by regular mail. If you would like to vote by mail, then please mark, sign and date your proxy card and return it promptly in the enclosed postage-paid envelope provided.
•
Vote online or by mobile device. You can access proxy materials at vote at www.cstproxyvote/winchestersavings/2026. To vote online or by mobile device, you must have a stockholder identification number provided on the proxy card.

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and this proxy statement was forwarded to you by that organization. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. If you do not provide your holder of record with voting instructions on certain non-routine matters (e.g., the election of directors and approval of the Winchester Bancorp, Inc. 2026 Equity Incentive Plan), your holder of record will not have discretion to vote your shares on such matters. In the case of routine matters (e.g., the ratification of the independent registered public accounting firm), your holder of record is permitted to vote your shares in your holder of record’s discretion if you have not provided voting instructions.

Even if you plan to attend the annual meeting, we recommend that you submit a proxy to vote your shares in advance so that your vote will be counted if you later are unable to attend the annual meeting.

Participants in the Winchester Savings Bank Employee Stock

If you participate in the Winchester Savings Bank Employee Stock Ownership Plan, as amended (the “ESOP”), and shares of Company stock held in the ESOP Trust have been allocated to your ESOP account, you will receive a voting instruction card that reflects all shares of Company common stock you may direct the ESOP Trustee to vote on your behalf under ESOP. The ESOP Trustee, Community Bank of Pleasant Hill d/b/a First Trust of MidAmerica, is responsible for voting all shares of Company common stock held in the ESOP Trust, based on participant instructions. The voting instruction card enables each ESOP participant to direct the ESOP Trustee how to vote the shares of Company common stock allocated to his or her account. The ESOP Trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions, subject to a determination that such vote is in the best interest of ESOP participants. The deadline for returning a voting instruction card to the ESOP trustee is October 28, 2026 at 11:59 p.m., Eastern time. The mobile and internet voting deadline is also 11:59 p.m., Eastern time, on October 28, 2026.

If you authorize your proxy to vote your shares electronically via the internet or mobile device or if you submit your proxy card by mail and you properly marked, signed, dated and returned it, the shares that the proxy represents will be voted in the manner specified on the proxy.

If no specification is made, your shares will be voted FOR the election of each of the four directors, FOR approval of the Winchester Bancorp, Inc. 2026 Equity Incentive Plan, and FOR the ratification of the appointment of Wolf & Company, P.C., as the independent registered public accounting firm for the six-month transition period ending December 31, 2026. It is not anticipated that any matters other than those set forth in this proxy statement will be presented at the annual meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

What is the vote required to approve each proposal?

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder: (i) to vote FOR ALL nominees proposed by the Board; (ii) to WITHHOLD for ALL nominees; or (iii) to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.

As to the approval of the Winchester Bancorp, Inc. 2026 Equity Incentive Plan, a stockholder may: (i) vote FOR the approval of the Winchester Bancorp, Inc. 2026 Equity Incentive Plan; (ii) vote AGAINST the approval of the Winchester Bancorp, Inc. 2026 Equity Incentive Plan; or (iii) ABSTAIN from voting on the matter. Approval of this matter requires at least a majority of votes cast by our stockholders, as well as a majority of votes cast by our stockholders other than Winchester Bancorp, MHC. Broker non-votes and abstentions will not affect the outcome of the vote.

As to the ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the six-month transition period ending December 31, 2026, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the matter. Approval of this matter requires at least a majority of the votes cast by our stockholders. Broker non-votes and abstentions will not affect the outcome of the vote.

How does the Board recommend that I vote on each of the proposals?

The Board of Directors recommends that you vote:

•
FOR the election of each of the four director nominees named in the proxy statement to serve on our Board of Directors for a three-year period and until their respective successors have been elected and qualified.
•
FOR the approval of the Winchester Bancorp, Inc.2026 Equity Incentive Plan.
•
FOR the ratification of the appointment of Wolf & Company, P.C., as the independent registered public accounting firm for the six-month transition period ending December 31, 2026.

Who is soliciting my proxy?

Proxies are being solicited by the Company’s Board of Directors. No person is authorized on our behalf to give any information or to make any representations with respect to the proposals other than the information and the representations contained in this proxy statement, and, if given or made, such information and/or representations must not be relied upon as having been authorized.

PROPOSAL 1—ELECTION OF DIRECTORS

Our Board of Directors is comprised of 13 members. Our Bylaws provide that directors are divided into three classes as nearly equal in number as possible, with one class of directors elected annually. Four directors have been nominated for election at the annual meeting to serve for a three-year period and until their respective successors have been elected and qualified. The Board of Directors has nominated Paula M. Cotter, Neal J. Harte, William P. Hood, and Edward Merritt to serve as directors for three-year terms. Each nominee is currently a director of the Company.

The following sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected. Age information is as of June 30, 2026, and term as a director includes service with Winchester Savings Bank.

With respect to directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director. Each director of the Company is also a director of Winchester Savings Bank and a trustee of our mutual holding company, Winchester Bancorp, MHC.

Directors

The nominees for directors are:

Paula M. Cotter has over 30 years’ experience in the banking industry, including 20 years at East Boston Savings Bank, first as a Vice President of Deposit Operations and then as Senior Vice President of Deposit Operations for 16 years until East Boston Savings Bank’s sale to Rockland Trust Company in 2021. Her long-term experience with community banking institutions provides additional banking management experience to the Board, particularly with respect to operations. Director since 2023. Age 69.

Neal J. Harte is a Certified Public Accountant who founded an accounting firm in 1976, which he owned until his retirement. His prior experience also includes auditing financial institutions. His educational and work experience provide the board of directors with extensive insight into accounting matters, and qualifies him as an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission (the “SEC”). Director since 2005. Age 82.

William P. Hood is the Owner & President of Hood Coatings, headquartered in Georgetown, Massachusetts, which has provided specialty coatings for a variety of industries for over 40 years. Mr. Hood’s business experience gives us direct knowledge of the challenges facing small business owners as well as their customers. Mr. Hood is the father of David P. Hood. Director since 1989. Age 79.

Edward Merritt served as Executive Vice President, Business Development and Community Reinvestment, as well as a director, of East Boston Savings Bank beginning in 2010 in connection with East Boston Savings Bank’s acquisition of Mt. Washington Co-operative Bank, until East Boston Savings Bank’s sale to Rockland Trust Company in 2021. Prior to joining East Boston Savings Bank, Mr. Merritt served as the President and Chief Executive Officer and a director of Mt. Washington Cooperative Bank for over 11 years. Mr. Merritt’s long-term experience with managing the day-to-day operations of a community banking institution provides additional banking management experience to the Board, including with respect to credit management and corporate governance. Director since 2024. Age 66.

The following directors have terms ending in 2027:

Stephen H. Boodakian is Principal of MERA Consulting Group, LLC, a firm he co-founded in 2005 that provides strategic product training, sales consulting and motivational sales training for medium to large firms as well as community and industry trade organizations. Mr. Boodakian has also served as a partner of Artisan Rug Restoration Co., specializing in rug sales and servicing, since 2009. Mr. Boodakian’s experience as a business owner and entrepreneur offers a valuable perspective on developing and operating a successful company. Director since 2003. Age 74.

Carole A. Pierce Connolly is co-owner of John A. Pierce Insurance Company, Inc., located in Winchester, Massachusetts, an over 100 year-old family-owned agency where she has worked since 1981. Her experience provides the board of directors with a unique perspective in addressing the insurance requirements of Winchester Savings Bank and its customers. Director since 2013. Age 68.

David P. Hood is Vice President of Product Marketing and Communications at Orca Security, a cloud and AI security company. Previously he spent more than a decade at Mimecast, most recently as Senior Director, Marketing Strategy. Mr. Hood brings the board extensive management experience and deep expertise in cybersecurity. Mr. Hood is the son of William P. Hood. Director since 2012. Age 51.

John I. Snow, III is a private equity investor and has served as the Managing Director of Quabbin Capital, a sponsor of lower middle market private equity investments, located in Boston, Massachusetts since 1989. Since 2007, Mr. Snow has also served as a director of Advanced Duplication Systems, a multi-media development and distribution company, and has served as a director of Itaconix, headquartered in Stratham, New Hampshire, which develops plant-based ingredients. Mr. Snow provides the board with extensive experience in and knowledge of business investment analysis and the capital markets. His educational and work experience also qualifies him as an “audit committee financial expert” under the rules and regulations of the SEC. Director since 2019. Age 65.

The following directors have terms ending in 2028:

John A. Carroll is our President and Chief Executive Officer, having joined Winchester Savings Bank in January 2022. Mr. Carroll was employed by East Boston Savings Bank from 2012 to December 2021, including as Executive Vice President and Chief Operating Officer. Mr. Carroll has over 20 years’ experience in the banking industry. His positions as President and Chief Executive Officer foster clear accountability, effective decision-making, a clear and direct channel of communication from senior management to the full board of directors, and alignment on corporate strategy. Director since 2022. Age 59.

Deborah A. Carson has been a certified public accountant since 1988, most recently serving as Finance Manager at Barrett Sotheby’s International Realty since 2020 and Chief Financial Officer at Waterfield Sotheby’s International Realty from 2010 to 2020. Ms. Carson has also operated her own accounting firm since 1991, and previously worked with large accounting firms from 1986 to 1991. Her educational and work experience provide the board of directors with extensive insight into accounting matters, and qualifies her as an “audit committee financial expert” under the rules and regulations of the SEC. Director since 1994. Age 63.

Geoffrey A. Curtis has served as an attorney at Curtis Law Office in Woburn, Massachusetts since 1994 through 2026 when he moved to Hall & Sullivan , focusing on real estate, business and estate planning matters. His experience as a small business owner gives him extensive insight into the customers who live in our market areas as well as both the economic developments affecting the communities in which we operate and the challenges facing small businesses in our market areas, and also provides us with particular expertise in the areas of real estate and estate law. Director since 2014. Age 65.

Alan G. Macdonald had nearly 50 years of work experience until his retirement in 2018, including as President and Chief Executive Officer of Melrose, Wakefield, Malden, and Medford Hallmark Health System from 2012 to 2018, and Executive Director and President Emeritus of the Massachusetts Business Roundtable from 1989 to 2011. He previously served as Treasurer of the Massachusetts Department of Transportation. His extensive experience in senior leadership positions and business acumen provides valuable insight into economic development, budget and accounting matters, corporate governance and organizational management. Director since 1991. Age 82.

Sara Perkins Salehpour has been a practicing dentist since 2006, most recently at Porter Square Family Dental in Cambridge, Massachusetts and Perkins Family Dental in Arlington, Massachusetts. Dr. Perkins’s business experience gives us direct knowledge of the challenges facing small business owners and health matters facing our customers. Director since 2023. Age 47.

Executive Officers Who Are Not Directors

The following sets forth information regarding our executive officers who are not directors. Age information is as of June 30, 2026. Our executive officers are elected annually.

Elda Heller is our Executive Vice President, Chief Financial Officer and Treasurer, a position she held since April 2022. In this role, Ms. Heller assists our Chief Executive Officer in the general oversight of Winchester Savings Bank and the implementation of our strategic direction. Prior to joining Winchester Savings Bank in 2014, Ms. Heller spent a decade serving in the credit union industry, holding roles of increasing responsibility including Vice President of Finance at Metro Credit Union. Age 43.

Paul V. Cheremka is our Senior Vice President and Senior Lender, having joined Winchester Savings Bank in July 2022. Mr. Cheremka previously served as a Vice President and Commercial Lender at each of North Shore Bank, Reading Cooperative Bank, East Boston Savings Bank and Bank of New England. Age 48.

Board Independence

The Board of Directors has determined that all of our directors, with the exception of President and Chief Executive Officer John A. Carroll, are “independent directors” as defined in the Nasdaq listing standards. Mr. Carroll is not independent because he is one of our executive officers. In determining the independence of our directors, the board of directors considered relationships between Winchester Savings Bank and our directors that are not required to be reported in this proxy statement, consisting of loans and deposit accounts that our directors maintain at Winchester Savings Bank. In addition, Winchester Savings Bank utilizes the services of the Curtis Law Office and Hall & Sullivan for certain real estate transactions. Total legal fees paid to the Curtis Law Office and Hall & Sullivan were $2,273 and $2,378, respectively, for the fiscal year ended June 30, 2026.

Board Leadership Structure and Risk Oversight

We currently have a separate independent Chairman and Chief Executive Officer structure. The Board of Directors believes that such structure is in the best interest of the Company at this time, as it allows for a more effective monitoring and objective evaluation of the performance of management.

To further ensure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:

•
a majority independent Board of Directors;
•
periodic meetings of the independent directors; and
•
annual performance evaluations of the President and Chief Executive Officer by the independent directors.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

The Board of Directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within the Company. Risks relating to the direct operations of Winchester Savings Bank are further overseen by the Board of Directors of Winchester Savings Bank, all but three of whom are the same individuals who serve on the Company's Board of Directors. The Board of Directors of Winchester Savings Bank also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of the Company and Winchester Savings Bank such as lending, risk management, asset/liability management, investment management and others.

References to our Website Address

Our website address is www.winchestersavings.com. References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Section 16(a) Reports

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of our common stock. SEC rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended June 30, 2026, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

Code of Ethics for Senior Officers

The Company has adopted a Code of Ethics for Senior Officers that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at www.winchestersavings.com and can be accessed by clicking “Investor Relations” and then “Governance—Governance Documents.” Amendments to and waivers from the Code of Ethics for Senior Officers will also be disclosed on our website.

Attendance at Annual Meetings of Stockholders

The Board of Directors encourages directors to attend the annual meeting of stockholders. The 2026 Annual Meeting will be the Company’s second annual meeting of stockholders. All our directors attended our 2025 Annual Meeting.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Winchester Bancorp, Inc., 661 Main Street, Winchester, Massachusetts, 01890, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about the Company or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Insider Trading Policies and Procedures

The Board of Directors has adopted an Insider Trading Policy, which governs the purchase, sale, and/or other dispositions of our securities by directors, officers and employees, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. The Insider Trading Policy prohibits our insiders from engaging in short sales, trading in puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities. Additionally, such policy prohibits the same persons from using Company securities as collateral in a margin account or pledging our securities as collateral for a loan. A copy of the Insider Trading Policy was filed as Exhibit 19.1 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2026 filed with the SEC on September 15, 2026.

Clawback Policy

The Company maintains a Clawback Policy that is designed to enable the Company to recover erroneously awarded compensation in the event the Company is required to prepare an Accounting Restatement. The policy is intended to comply with the clawback rules found in 17 C.F.R. §240.10D-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Nasdaq listing standards.

Meetings and Committees of the Board of Directors

The business of Winchester Bancorp, Inc. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” directors meet in executive sessions. The standing committees of the Board of Directors are the Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee. Each of these committees operates under a written charter, which is available on our website at www.winchestersavings.com and can be accessed by clicking “Investor Relations” and then “Governance—Governance Documents.”

The Board of Directors of Winchester Bancorp, Inc. held four regular meetings and two special meetings during the year ended June 30, 2026. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees on which he or she served (during the periods that he or she served).

Audit Committee. The Audit Committee is comprised of Directors Macdonald, Harte and Snow, each of whom is “independent” in accordance with applicable SEC rules and Nasdaq listing standards. Director Macdonald serves as chair of the Audit Committee. The board of directors has determined that each of Directors Harte and Snow qualifies as an “audit committee financial expert” as such term is defined by the rules and regulations of the SEC.

As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of the Company and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met nine times during the year ended June 30, 2026.

Compensation Committee. The Compensation Committee is comprised of Directors Merritt, Macdonald, Cotter, David P. Hood and Perkins Salehpour. Director Merritt serves as chair of the Compensation Committee. No member of the Compensation Committee is a current or former officer or employee of the Company or Winchester Savings Bank. The Compensation Committee met six times during the year ended June 30, 2026.

With regard to compensation matters, the Compensation Committee’s primary purposes are to discharge the Board’s responsibilities relating to the compensation of the Chief Executive Officer and other executive officers, to oversee the Company’s compensation and incentive plans, policies and programs, and to oversee the Company’s management development and succession plans for executive officers. The Company’s Chief Executive Officer is not present during any committee deliberations or voting with respect to his compensation. The Compensation Committee may form and delegate authority and duties to subcommittees as it deems appropriate.

During the year ended June 30, 2026, the Compensation Committee engaged Aon, an independent compensation consulting firm, to provide data to consider when deliberating on compensation and benefit matters related to employees and directors of Winchester Savings Bank.

The Compensation Committee operates under a charter that sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that encourages the achievement of long-range objectives and builds long-term value for our stockholders.

The Compensation Committee considers a number of factors in its decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of the Company and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of independent directors, and is comprised of Directors David P. Hood, Pierce Connolly and Carson. Director Hood serves as chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met once during the year ended June 30, 2026.

As more fully described in its charter, the Nominating and Corporate Governance Committee assists the Board of Directors in identifying qualified individuals to serve as Board members, in determining the composition of the Board of Directors and its committees, in developing, recommending and overseeing a process to assess Board effectiveness and in developing and recommending the Company’s corporate governance guidelines. The Nominating and Corporate Governance Committee also considers and recommends the nominees for director to stand for election at the Company’s annual meeting of stockholders.

Nominating and Corporate Governance Committee Procedures

It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors to consider director candidates recommended by stockholders who appear to be qualified to serve on the Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

The Board of Directors does not have a formal policy or specific guidelines regarding diversity among board members. However, the Board of Directors seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions.

As the holding company for a community bank, the Board of Directors also seeks directors who can continue to strengthen Winchester Savings Bank’s position in its community and can assist Winchester Savings Bank with business development through business and other community contacts.

Process for Identifying and Evaluating Nominees; Director Qualifications. The Board of Directors considers the following criteria in evaluating and selecting candidates for nomination:

•
Contribution to Board – We endeavor to maintain a Board of Directors that possesses a wide range of abilities. Thus, the Board of Directors will assess the extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board of Directors. The Board of Directors will also take into consideration the number of public company boards of directors, other than the Company’s, and committees thereof, on which the candidate serves. The Board of Directors will consider carefully the time commitments of any candidate who would concurrently serve on the boards of directors of more than two public companies other than the Company, it being the Company's policy to limit public company directorships to two companies other than the Company.
•
Experience – The Company is the holding company for an insured depository institution. Because of the complex and heavily regulated nature of the Company’s business, the Board of Directors will consider a candidate’s relevant financial, regulatory and business experience and skills, including the candidate’s knowledge of the banking and financial services industries, familiarity with the operations of public companies and ability to read and understand fundamental financial statements, as well as real estate and legal experience.
•
Familiarity with and Participation in Local Community – The Company is a community-orientated organization that serves the needs of local consumers and businesses. In connection with the local character of the Company's business, the Board of Directors will consider a candidate’s familiarity with the Company’s market area (or a portion thereof), including without limitation the candidate’s contacts with and knowledge of local businesses operating in the Company’s market area, knowledge of the local real estate markets and real estate professionals, experience with local governments and agencies and political activities, and participation in local business, civic, charitable or religious organizations.
•
Integrity – Due to the nature of the financial services provided by the Company and its subsidiaries, the Company is in a special position of trust with respect to its customers. Accordingly, the integrity of the Board of Directors is of utmost importance in developing and maintaining customer relationships. In connection with upholding that trust, the Board of Directors will consider a candidate’s personal and professional integrity, honesty and reputation, including, without limitation, whether a candidate or any entity controlled by the candidate is or has in the past been subject to any regulatory orders, involved in any regulatory or legal action, or been accused or convicted of a legal violation, even if such issue would not result in disqualification for service under the Company’s Bylaws.
•
Stockholder Interests and Dedication – A basic responsibility of directors is the exercise of their business judgment to act in what they reasonably believe to be in the best long-term interests of the Company and its stockholders. In connection with such obligation, the Board of Directors will consider a candidate’s ability to represent the best long-term interests of the Company and its stockholders, including past service with the Company or Winchester Savings Bank and contributions to their operations, the candidate’s experience or involvement with other local financial services companies, the potential for conflicts of interests with the candidate’s other pursuits, and the candidate’s ability to devote sufficient time and energy to diligently perform his or her duties, including the candidate’s ability to personally attend board and committee meetings.
•
Independence – The Board of Directors will consider the absence or presence of material relationships between a candidate and the Company (including those set forth in Nasdaq listing standards) that might impact objectivity and independence of thought and judgment. In addition, the Board of Directors will consider the candidate’s ability to serve on any Board committees that are subject to additional regulatory requirements (e.g. SEC regulations and Nasdaq listing standards). If the Company should adopt independence standards other than those set forth in the Nasdaq listing standards, the Board of Directors will consider the candidate’s potential independence under such other standards.
•
Additional Factors – The Board of Directors will also consider any other factors it deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of the Company's stockholders, employees, customers and communities. The Board of Directors also may consider the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee expertise.

The Board of Directors identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee meeting attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.

During the year ended June 30, 2026, the Nominating and Corporate Governance Committee did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for the Board of Directors.

Recommendations by Stockholders. The Board of Directors may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 661 Main Street, Winchester, Massachusetts, 01890. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Board of Directors. Stockholders who wish to recommend a nominee must write to our Corporate Secretary and such communication must include:

•
A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;
•
The name and address of the stockholder as they appear on our books, and of the beneficial owner, if any, on whose behalf the nomination is made;
•
The class or series and number of shares of our capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;
•
A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;
•
A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;
•
The name, age, personal and business address of the candidate and the principal occupation or employment of the candidate;
•
The candidate’s written consent to serve as a director;
•
A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on the Board of Directors; and
•
Such other information regarding the candidate or the stockholder as would be required to be included in our proxy statement pursuant to SEC Regulation 14A.

To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 120 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders. If (i) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (ii) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate shall be timely if delivered or mailed to and received by our Corporate Secretary no later than the 10th day following the day on which public disclosure (by press release issued through a nationally recognized news service, a document filed with the SEC, or on a website maintained by the Company) of the date of the annual meeting is first made.

Submissions that are received and that satisfy the above requirements are forwarded to the Board of Directors for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of our Bylaws.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

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We have reviewed and discussed with management our audited consolidated financial statements for the year ended June 30, 2026.
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We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board Auditing Standard.
•
We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2026 for filing with the SEC.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Alan G. Macdonald (Chairman)

Neal J. Harte

John I. Snow, III

Transactions With Certain Related Persons

Since July 1, 2025, except for loans to directors and executive officers made in the ordinary course of business that were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Winchester Savings Bank and for which management believes neither involve more than the normal risk of collection nor present other unfavorable features, we and our subsidiary have not had any transaction or series of transactions, or business relationships, nor are any such transactions or relationships proposed, in which the amount involved exceeds $120,000 and in which our directors or executive officers have a direct or indirect material interest.

Pursuant to our Policy and Procedures for Approval of Related Person Transactions, the Audit Committee periodically reviews, no less frequently than twice a year, a summary of transactions in excess of $25,000 with our directors, executive officers, and their family members, for the purpose of determining whether the transactions are within our policies and should be ratified and approved. Additionally, pursuant to our Code of Business Conduct and Ethics, all of our executive officers and directors must disclose any personal or financial interest in any matter that comes before the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth for the years ended June 30, 2026 and 2025, information with respect to our principal executive officer and the two most highly compensated executive officers (other than the principal executive officer) whose total compensation exceeded $100,000 for the year ended June 30, 2026. These individuals are sometimes referred to as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Non-Equity Incentive Plan ($) (2)	All Other Compensation ($) (3)	Total ($)
John A. Carroll President and Chief Executive Officer	2026	459,539	25,000	160,820	224,982	870,341
	2025	423,754	—	59,629	216,241	699,624
Elda Heller Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer	2026	287,212	25,000	80,410	89,715	482,337
	2025	266,116	—	33,565	86,292	385,973
Paul V. Cheremka Senior Vice President, Senior Lender	2026	231,635	—	65,000	17,629	314,264
	2025	212,145	—	25,404	12,331	249,880

(1)
Represents discretionary bonuses earned during the applicable fiscal year.
(2)
Reflects payments under our annual incentive plan. See “Annual Incentive Plan”
(3)
The compensation set forth in the “All Other Compensation” column for 2026 for the named executive officers is detailed in the following table:

	401(k) Plan Matching Contributions ($)	ESOP Employer Contributions ($)	Automobile Allowance ($)	Life Insurance ($)(a)	Deferred Compensation Contribution ($)(b)	Total All Other Compensation ($)
John A. Carroll	3,129	5,852	12,000	625	203,376	224,982
Elda Heller	11,526	5,852	6,000	105	66,232	89,715
Paul V. Cheremka	13,365	4,138	—	126	—	17,629

(a)
Represents the amount of the imputed income attributable to the executive’s life insurance coverage on an annual basis.
(b)
Represents contributions made to an executive deferred compensation agreement entered into with each of Mr. Carroll and Ms. Heller.

Employment Agreements. The Company and the Bank maintain an employment agreement with Mr. Carroll and Ms. Heller. The term of each executive's employment agreement is three years, unless otherwise extended as noted below. Commencing on or before December 31, 2026 (the “Renewal Date”) and continuing on each anniversary of the Renewal Date thereafter, the Company and the Bank may extend the term of the agreements for one additional year, so that the remaining term is three years, unless the executive elects not to renew the employment agreement by giving written notice to the Company. Each Executive’s performance will be reviewed annually by the joint Compensation Committee of the Boards of Directors of the Company and the Bank (“Compensation Committee”) for purposes of determining whether to extend the term of the employment agreements.

The employment agreements specify the base salaries of Mr. Carroll and Ms. Heller, which are $480,000 and $300,000, respectively, for 2026. The executive’s base salary may be increased, but not decreased, except for across-the-board salary reductions affecting all executive officers of the Company and the Bank. In addition to base salary, the employment agreements provide that each executive will have the opportunity to earn an annual cash bonus pursuant to the terms of any cash based incentive plan, sponsored by the Company and the Bank. Incentive compensation plan or arrangements may be based on the achievement of annual performance goals established by the Compensation Committee. See “Annual Incentive Plan”. Each executive is entitled to a monthly automobile allowance in an amount of no less than $1,000 for Mr. Carroll and $500 for Ms. Heller. Each executive is also entitled to participate in all employee benefit plans, programs and arrangements on the same basis as other executive officers of the Company and the Bank and the reimbursement of reasonable travel and other business expenses incurred in the performance of their duties for the Company and the Bank. The Bank will also maintain life insurance coverage in an amount not less than two times the executive’s base salary, subject to any cap noted in the coverage, and participation in a non-qualified executive deferred compensation agreement.

The Company and the Bank may terminate the executive’s employment, at any time with or without cause, or the executive may resign from his or her employment, at any time with or without good reason. In the event the Company and/or Winchester Savings Bank terminates an executive’s employment without “cause” (as such term is defined in the employment agreements) or the executive voluntary resigns for “good reason” (as such term is defined in the employment agreements) or the Company or Winchester Savings Bank delivers a notice of non-renewal of the term of the employment agreement to the executive, the Company or Winchester Savings Bank will pay the executive a severance payment equal to: (i) the executive’s annual base salary, payable in substantially equal installments over the remaining term, (ii) a monthly cash payment for 18 months equal to the monthly COBRA premium, and (iii) any unpaid annual bonus for the completed fiscal year preceding the fiscal year in which the termination date occurs, in a lump sum on the date on which the annual bonus would have been paid but for the executive’s termination of employment, provided, in each case, the executive executes and does not revoke a release of legal claims in favor of the Company and Winchester Savings Bank.

In the event the Company or Winchester Savings Bank terminates an executive’s employment without cause or the executive voluntary resigns for “good reason” within 24 months following a “change in control” (as defined in the employment agreement), the executive would be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to: (i) three times the sum of the executive’s annual base salary, at the greater of the annual base salary in effect on the date of the change in control or the date of termination, plus the highest annual bonus paid to the executive during the three year period prior to the year in which the executive terminates employment with the Company or Winchester Savings Bank, payable in a lump sum within 30 days following the date of termination, (ii) an amount equal to 24 months of the monthly COBRA premium, payable in a lump sum within 30 days following the date of termination, and (iii) any unpaid annual bonus for the completed fiscal year preceding the fiscal year in which the termination date occurs, in a lump sum on the date on which the annual bonus would have been paid but for the executive’s termination of employment. In the event payments and benefits provided to the executive become subject to Sections 280G and 4999 of the Internal Revenue Code, the payments will be reduced if the reduction would leave the executive financially better off on an after-tax basis than if the executive received the entire payment and was obligated to pay the excise tax due under Section 4999 of the Internal Revenue Code.

The employment agreements terminate upon the executive’s death or disability. Upon termination of employment (other than termination in connection with a change in control), the executive will be required to adhere to one-year non-solicitation restrictions set forth in his or her employment agreement.

Change in Control Agreement. Winchester Savings Bank maintains a change in control agreement with Paul Cheremka with the Company, serving as guarantor. The initial term of the change in control agreement commenced on January 1, 2025 (“effective date”) and expires on the second anniversary of the effective date, unless otherwise extended. On or before the first anniversary of the effective date, and each anniversary thereafter, the Compensation Committee may extend the term of the change in control agreement for one additional year, so that the remaining term becomes two years from the applicable anniversary date, unless the executive elects not to extend the term of the change in control agreement by giving written notice at least 30 days prior to the applicable anniversary date.

In the event Winchester Savings Bank terminates Mr. Cheremka’s employment without cause within 12 months following a “change in control” (as defined in the agreement), Mr. Cheremka would be entitled to a severance payment equal to two times his annual base salary, at the greater of the annual base salary in effect on the date of the change in control or the date of termination, payable in a lump sum within five days following the date of termination, and if Mr. Cheremka elects to continue his group health insurance coverage pursuant to COBRA, Winchester Savings Bank shall pay him the COBRA payments on a monthly basis commencing with the first month following his date of termination and continuing to the earlier of: the 18th month following his date of termination; such time that Mr. Cheremka first becomes eligible for health insurance coverage with another employer; or his death. The severance benefits under the agreement may be reduced if the severance benefits under the change in control agreement or otherwise result in “excess parachute payments” under Section 280G of the Internal Revenue Code.

Executive Deferred Compensation Agreements. Winchester Savings Bank maintains into an executive deferred compensation agreement with Mr. Carroll and Ms. Heller, originally effective of April 12, 2023, and amended and restated effective January 1, 2025 (together, the “Deferred Compensation Agreement”). Under the Deferred Compensation Agreement, each year Winchester Savings Bank credits a contribution of: (x) at least $199,015 to an account for the benefit of Mr. Carroll, over 11 years, for a total of $2,189,165, and (y) at least $66,232 for the benefit of Ms. Heller, over 24 years, for a total of $1,589,568. The amounts credited to the account will earn an annual rate interest equal to 3% compounded annually. The executive vests in his or her account under the Deferred Compensation Agreement at the rate of 10% per year from January 1,

2022 until 100% vested. In addition, the executive shall become 100% vested immediately in his or her account under the Deferred Compensation Agreement upon the first to occur of the following: (i) involuntary separation from service without “cause” (as defined in the Deferred Compensation Agreement) or termination for “good reason” (as defined in the Deferred Compensation Agreement) prior to executive’s 67th birthday (65th birthday for Ms. Heller), (ii) disability prior to executive’s 67th birthday (65th birthday for Ms. Heller), or (iii) the executive’s death. The executive generally will become entitled to a lump sum distribution of the vested portion of his or her account under the Deferred Compensation Agreement within 30 days following a separation from service. If the executive dies prior to receiving a distribution from the Deferred Compensation Agreement, his or her beneficiary will be entitled to receive the account balance in a single lump sum payment. The Deferred Compensation Agreement also provides the executive with the opportunity to earn a “supplemental ESOP benefit” (as defined in the Deferred Compensation Agreement) and a “supplemental savings benefit” (as defined in the Deferred Compensation Agreement) in the event certain benefits under the Winchester Savings Bank Employee Stock Ownership Plan and Winchester Savings Bank 401(k) Plan are reduced due to the Internal Revenue Code limits on compensation. The expense recognized in connection with the Deferred Compensation Agreements totaled $298,000 for the fiscal year ended June 30, 2026.

Discretionary Bonuses. Mr. Carroll and Ms. Heller received a one-time discretionary bonus of $25,000 each in connection with the mutual holding company reorganization.

Annual Incentive Plan. The Board of Directors of Winchester Savings Bank implemented the Winchester Savings Bank Annual Incentive Plan for the benefit of eligible participants effective January 1, 2025. Each Performance Period (January 1 to December 31), there is an aggregate bonus pool, which is the sum of the individual target award opportunities for all employees (“Aggregate Bonus Pool”). After the end of the applicable Performance Period, the Compensation Committee of the Board of Directors of Winchester Savings Bank (“Committee”), in consultation with the President and Chief Executive Officer, determines the percentage of the Aggregate Bonus Pool that will be paid out for the applicable Performance Period (if any), based on the satisfaction of pre-determined performance goals established for each applicable Performance Period, as compared to target. The percentage of the Aggregate Bonus Pool that will be distributed as awards to participants will be between 0% and 150% of target. Individual participant award opportunities are presented as a percentage of annual Base Salary (as defined below) and are based on corporate title; actual awards are discretionary. Messrs. Carroll and Cheremka have target bonus opportunities for the 2026 Performance Period of 30% and 20% of their respective base salaries and Ms. Heller has a target bonus opportunity of 25% of her base salary.

For purposes of the Plan, “Base Salary” is defined as the base compensation an employee receives during the applicable Performance Period (excluding overtime and any other additional cash or stock payments). Annual Base Salary includes cash amounts paid by Winchester Savings Bank during a paid leave of absence. If Winchester Savings Bank does not achieve either a positive net income or is deemed not “well capitalized” by the bank’s regulators the Aggregate Bonus Pool may not be funded.

For the year ended June 30, 2026, Mr. Carroll, Ms. Heller and Mr. Cheremka received an annual incentive plan payment of $160,820, $80,410 and $65,000, respectively. The expense recognized in connection with the 2026 Annual Incentive Plan totaled approximately $1.4 .million

Split Dollar Life Insurance Plan. Winchester Savings Bank maintains the Winchester Savings Bank Endorsement Split Dollar Life Insurance Plan, as amended and restated as of April 16, 2024, which covers Mr. Carroll, Ms. Heller and Mr. Cheremka. Winchester Savings Bank purchased life insurance policies on the life of each executive in an amount sufficient to provide for the benefits under the plan. Under the plan, each executive’s designated beneficiary is entitled to share in the proceeds under a life insurance policy owned by Winchester Savings Bank in the event of the executive’s death. If the executive’s death occurs while employed with Winchester Savings Bank, the death benefit payable to the executive’s designated beneficiary is equal to the lesser of: (1) $500,000 for Mr. Carroll, $250,000 for Ms. Heller, and $100,000 for Mr. Cheremka; or (2) the net death proceeds, which is an amount equal to the proceeds of the applicable life insurance policy (or policies) minus the greater of (i) the cash surrender value, or (ii) the aggregate premiums paid by Winchester Savings Bank. In addition, Winchester Savings Bank will impute the economic benefit to the executive on an annual basis.

401(k) Plan. Winchester Savings Bank participates in the SBERA 401(k) Plan as adopted by Winchester Savings Bank, a tax-qualified defined contribution plan for eligible employees (the “401(k) Plan”). The named executive officers are eligible to participate in the 401(k) Plan on the same terms as other eligible employees of Winchester Savings Bank. Eligible employees become participants in the 401(k) Plan after having worked 250 hours in a three month period and attaining age 21.

Under the 401(k) Plan, a participant may elect to defer, on a pre-tax basis, the maximum amount of compensation permitted by the Internal Revenue Code, to the extent that amount does not exceed 75% of their compensation. For 2025, the salary deferral contribution limit is $24,500, provided, however, that a participant over age 50 may contribute an additional $8,000 to the 401(k) Plan for a total of $32,500. In addition to salary deferral contributions, Winchester Savings Bank may make matching contributions. Effective January 1, 2025, Winchester Savings Bank's matching contributions to the 401(k) Plan are equal to 50% of the amount deferred on the first 10% of the participant’s plan compensation.

A participant is always 100% vested in his or her salary deferral contributions and matching contributions. Generally, a participant’s account balance will be distributed following the participant’s termination of employment. However, participants may take in-service withdrawals from the 401(k) Plan in certain circumstances, including for loans. The expense recognized in connection with the 401(k) Plan totaled $245,000 for the fiscal year ended June 30, 2026.

Pension Plan. Winchester Savings Bank maintained a single employer defined benefit pension plan (the “Pension Plan”). Effective as of October 31, 2022, the Pension Plan was amended so that no new employees would become eligible to participate in the plan (often referred to as a “soft freeze”). Effective as of October 31, 2024, the Pension Plan was amended so that the annual benefit provided to employees under the Pension Plan was frozen (often referred to as a “hard freeze”). The plan was terminated effective February 1, 2026. During the year ended June 30, 2026, Winchester Savings Bank recognized $663,000 as Pension Plan income.

Employee Stock Ownership Plan. Winchester Savings Bank has adopted an employee stock ownership plan for eligible employees. The named executive officers participate in the employee stock ownership plan just like other eligible employees of Winchester Savings Bank. Eligible employees begin participation in the employee stock ownership plan on the later of January 1, 2025 or upon the first entry date commencing on or after the eligible employee’s completion of one year of service (in which he or she completes 1,000 hours of service) and attainment of age 21.

The ESOP trustee holds the shares of Winchester Bancorp, Inc. purchased by the employee stock ownership plan in an unallocated suspense account, and shares are released from the suspense account on a pro-rata basis as the trustee repays the ESOP loan. The trustee allocates the shares released among participants based on each participant’s proportional share of compensation (relative to all participants). A participant will vest in his or her account balance based on his or her years of service with Winchester Savings Bank, so that a participant will be fully vested after completing three years of credited service (and will be zero percent vested prior to completing three years of credited service). Generally, participants will receive distributions from the employee stock ownership plan upon their termination of employment in accordance with the terms of the plan document. The employee stock ownership plan will reallocate any unvested shares forfeited upon termination of employment among the remaining participants.

Under applicable accounting requirements, Winchester Savings Bank will record a compensation expense for the employee stock ownership plan at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts, which may be more or less than the original issue price. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in our earnings.

Directors’ Compensation

The following table sets forth for the year ended June 30, 2026 certain information as to the total remuneration we paid to the non-employee directors of Winchester Savings Bank. Mr. Carroll does not receive separate fees for service as a director.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)		Total ($)
Stephen H. Boodakian	27,300	—		27,300
Deborah A. Carson	57,750	25,172	(1)	82,922
Carole A. Pierce Connolly	6,900	—		6,900
Paula M. Cotter	11,200	—		11,200
Geoffrey A. Curtis	6,200	—		6,200
Neal J. Harte	11,650	—		11,650
David P. Hood	9,800	—		9,800
William P. Hood	26,550	—		26,550
Alan G. Macdonald	26,150	25,000	(2)	51,150
Edward Merritt	36,800	—		36,800
Sara Perkins Salehpour	8,650	—		8,650
John I. Snow, III	12,500	—		12,500

(1)
Represents imputed income attributable to life insurance premiums and a $25,000 discretionary bonus for additional work performed in connection with the mutual holding company reorganization.
(2)
Represents a $25,000 discretionary bonus for additional work performed in connection with the mutual holding company reorganization.

Directors Fees The following table sets forth information with respect to our revised director compensation program following a review of our 2025 fee structure with our independent compensation consultant. Effective January 1, 2026 director compensation is structured as noted below. Board meetings are held quarterly.

Fees in effect on June 30, 2026
Chairperson of the Board	$30,000 per year
Clerk of the Board	$1,200 per meeting
Member of the Board	$850 per meeting
Member of the Executive Committee of the Board	$25,000 per year
Chair of the Audit Committee	$1,700 per meeting
Member of the Audit Committee	$900 per meeting
Chair of the Nominating and Compensation Committees	$1,400 per meeting
Member of the Nominating, Compensation and Community Reinvestment Act Committees	$800 per meeting

Split Dollar Life Insurance Plan. Winchester Savings Bank maintains the Winchester Savings Bank Endorsement Split Dollar Life Insurance Plan, as amended and restated as of April 16, 2024. Ms. Carson is the only director covered by the plan. Winchester Savings Bank purchased a life insurance policy on the life of Ms. Carson in an amount sufficient to provide for the benefits under the plan. Under the plan, Ms. Carson’s designated beneficiary is entitled to share in the proceeds under a life insurance policy owned by Winchester Savings Bank in the event of the Ms. Carson’s death. If Ms. Carson’s death occurs while serving as a director of Winchester Savings Bank, the death benefit payable to Ms. Carson’s designated beneficiary is equal to the lesser of (1) $100,000; or (2) the net death proceeds, which is an amount equal to the proceeds of the applicable life insurance policy (or policies) minus the greater of (i) the cash surrender value, or (ii) the aggregate premiums paid by Winchester Savings Bank. In addition, Winchester Savings Bank will impute the economic benefit to Ms. Carson on an annual basis.

BENEFICIAL OWNERSHIP OF COMMON STOCK

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the SEC regarding such ownership. The following table sets forth, as of September 18, 2026, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 661 Main Street, Winchester, Massachusetts 01890.

	Shares of Common Stock Beneficially Owned as of the Record Date (1)		Percent of Shares of Common Stock Outstanding (2)
Persons Owning Greater than 5%
Winchester Bancorp, MHC. 661 Main Street Winchester, Massachusetts 01980	5,112,457		55.0%

Directors
Stephen H. Boodakian	10,000	(3)	*
John A. Carroll	50,610	(4)	*
Deborah A. Carson	44,510	(5)	*
Carole A. Pierce Connolly	75,000	(6)	*
Paula M. Cotter	2,500		*
Geoffrey A. Curtis	5,000		*
Neal J. Harte	10,000	(7)	*
David P. Hood	7,000	(8)	*
William P. Hood	51,050		*
Alan G. Macdonald	20,000		*
Edward Merritt	20,915	(9)	*
Sara Perkins Salehpour	35,000	(10)	*
John I. Snow, III	22,435	(11)	*

Executive Officers who are not Directors
Elda Heller	20,560	(12)	*
Paul V. Cheremka	25,392	(13)	*
All directors and executive officers as a group (15 persons)	399,972		4.3%

* Less than 1%

(1)
In accordance with Exchange Act rules, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Company’s common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from September 18, 2026. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of the Company’s common stock.
(2)
Based on a total of 9,295,376 shares of common stock outstanding as of September 18, 2026.
(3)
Consists of 7,500 shares held in a trust.
(4)
Includes 25,000 shares held in a trust and 50 shares held by Mr. Carroll’s spouse and grandchild and 560 shares held in the “ESOP”.
(5)
Consists of 19,510 shares held by Ms. Carson’s spouse.
(6)
Includes 50,000 shares held by Ms. Connolly’s companies.
(7)
Consists of 10,000 shares held in an individual retirement account.
(8)
Includes 3,000 shares held in an individual retirement account.
(9)
Consists of 20,000 shares held in an individual retirement account.
(10)
Includes 25,000 shares held by Ms. Salehpour’s company.
(11)
Includes 2,500 shares held by Mr. Snow’s company and 200 shares held by child.
(12)
Consists of 20,000 shares held in an individual retirement account and 560 shares held in the ESOP.
(13)
Consists of 25,000 shares held in an individual retirement account and 392 shares held in the ESOP.

PROPOSAL 2-APPROVAL OF THE WINCHESTER BANCORP, INC

2026 EQUITY INCENTIVE PLAN

The Board of Directors of Winchester Bancorp, Inc. unanimously recommends that stockholders approve the Winchester Bancorp, Inc. 2026 Equity Incentive Plan (referred to in this proxy statement as the “2026 Equity Plan” or the “Plan”). Our Board of Directors unanimously approved the 2026 Equity Plan on September 15, 2026. The 2026 Equity Plan will become effective on November 4, 2026 (the “Plan Effective Date”) if stockholders approve the Plan on that date. No awards have been made under the 2026 Equity Plan. However, initial one-time grants to our non-employee directors are set forth in the Plan document and will be self-executing on the day following the approval of the Plan by stockholders. For more information on these self-executing awards to our non-employee directors, see “— Plan Summary — Initial One-Time Non-Employee Director Grants” below.

Why the Company Believes You Should Vote to Approve the 2026 Equity Plan

The Board of Directors believes that equity-based incentive awards will play a key role in the success of the Company by encouraging and enabling employees, non-employee directors, as well as service providers, of the Company and its subsidiaries, including Winchester Savings Bank, upon whose judgment, initiative and efforts the Company has depended on and continues to largely depend on for the successful conduct of its business, to acquire an ownership stake in the Company, thereby stimulating their efforts on behalf of the Company and strengthening their desire to remain with the Company. The details of the key design elements of the 2026 Equity Plan are set forth in the section entitled “Plan Summary,” below.

We view the ability to use Company common stock as part of our compensation program as an important component to our future success because we believe it will enhance a pay-for-performance culture that is an important element of our overall compensation philosophy. Equity-based compensation will further align the compensation interests of our employees and non-employee directors with the investment interests of our stockholders as it promotes a focus on long-term value creation through time-based and/or performance-based vesting criteria. Currently, the named executive officers and members of the Board of Directors do not have equity as a part of their compensation program, with the exception of shares of Company common stock allocated to our executive officers participating in the Winchester Savings Bank Employee Stock Ownership Plan, as amended.

Equity Awards Will Enable Us to Better Compete for Talent in Our Marketplace. Most of our competitors offer equity-based compensation to their employees and non-employee directors. We view the ability to offer equity-based compensation as important to our ability to compete for talent within our highly competitive talent marketplace. If the 2026 Equity Plan is not approved by stockholders, we will have to rely on the cash component of our compensation program to attract new employees and to retain our existing employees, which may not align our employees’ interests with the investment interests of the Company stockholders. In addition, if the 2026 Equity Plan is not approved and we are not able to use stock-based awards to recruit and compensate our directors, officers and other key employees and service providers, it could be at a competitive disadvantage for key talent, which could impede our future growth plans and other strategic priorities.

Equity Based Incentive Plans are Routinely Adopted by Financial Institutions Following Mutual Holding Company Reorganizations. A substantial majority of financial institutions that complete a mutual holding company reorganization have adopted equity-based compensation plans to attract, retain and reward non-employee directors, qualified personnel and management.

Shares of Company Common Stock Reserved Under the 2026 Equity Plan are Consistent with Banking Regulations and Industry Standards. The number of restricted stock awards (including restricted stock units) and stock options that may be granted under the 2026 Equity Plan, measured as a percentage of total outstanding shares issued in our stock offering, is consistent with our disclosure in our stock offering prospectus in 2025.

The 2026 Equity Plan reflects the following best practices for equity compensation plans:

•
Individual and aggregate limits on the maximum amount of restricted stock and restricted stock units that may be awarded under the 2026 Equity Plan to non-employee directors;
•
Minimum vesting requirement of one year for all awards, except that up to 5% of authorized shares may be issued pursuant to awards that do not meet this requirement and the Compensation Committee (also referred to in this proposal as the “Committee”) may provide for accelerated vesting for death, disability, involuntary termination without cause, or resignation for good reason, in a manner the Committee may prescribe;
•
Ability of the Compensation Committee to establish performance objectives in connection with the grant of awards;
•
No grants of below-market option exercise price of stock options;

•
No repricing of stock options and no cash buyout of underwater stock options;
•
No payment of dividends or dividend equivalents on stock options;
•
No payments of dividends or dividend equivalents on any award prior to the date an award vests;
•
No liberal change in control definition;
•
No excise tax gross-ups on “parachute payments;” and
•
Awards are subject to the Company’s recoupment/clawback policy, as well as the Company’s insider trading policy restrictions.
•
Non-employee directors and executives will be subject to a one-year holding period, except for employee dispositions for tax-withholding purposes.

The full text of the 2026 Equity Plan is attached as Appendix A to this proxy statement, and the following summary of the 2026 Equity Plan is qualified in its entirety by reference to Appendix A.

Our Compensation Philosophy

The Company and the Bank recognize that its executive team is its primary asset and principal competitive advantage to achieving and maintaining its business objectives. Following the approval of the 2026 Equity Plan by stockholders, we intend to use equity compensation as a key component of our compensation mix to develop a culture of stock ownership among our key personnel and to align their individual financial interests with the interests of our stockholders.

Use of Independent Compensation Consultant

The Compensation Committee engaged Aon, an independent compensation consultant, to assist the Committee in carrying out its responsibilities, and to advise the Committee on decisions related to the amount and form of executive and non-employee director compensation. In connection with the development of the 2026 Equity Plan, Aon was engaged to assist with the design the Plan, including guidance on the initial one-time non-employee director grants. See “Determination of Shares Available under the 2026 Equity Plan” for additional information on the services provided by Aon.

Determination of Shares Available Under the 2026 Equity Plan

The Company is requesting approval of 559,581 shares of its common stock for awards under the 2026 Equity Plan (referred to in this proxy statement as the “share reserve”). The shares of Company common stock with respect to which awards may be made under the 2026 Equity Plan shall be shares currently authorized but unissued, currently held or, to the extent subsequently acquired by the Company or a trust funded by the Company, including shares of Company common stock purchased in open market or private transactions.

In determining the number of shares to request pursuant to the 2026 Equity Plan, the Company considered a number of factors, including: (i) the recommendations and analysis provided by Aon, the independent compensation consultant retained by the Compensation Committee to assist in the design and implementation of the 2026 Equity Plan; (ii) industry practices related to the adoption of equity-based incentive plans by financial institutions that recently conducted a mutual holding company reorganization; (iii) applicable banking regulations related to the adoption of equity-based incentive plans; and (iv) guidelines issued by proxy advisory firms with respect to equity-based incentive plans, including the potential cost and dilution to stockholders associated with the share reserve.

Application of Share Reserve. The Company has determined that (i) 159,880 shares of Company common stock may be issued as restricted stock awards or restricted stock units, including performance shares and performance units in the form of restricted stock or restricted stock units and (ii) 399,701 shares of Company common stock may be issued as stock options. This is the same number of shares we would be permitted to issue if our equity plan had been implemented within the one-year period following our mutual holding company reorganization.

Award of Incentive Stock Options. One of the requirements for the favorable tax treatment available to incentive stock options (“ISOs”) under the Internal Revenue Code is that the 2026 Equity Plan must specify, and the Company’s stockholders must approve, the number of shares available for issuance pursuant to ISOs. As a result, in order to provide flexibility to the Compensation Committee, the 2026 Equity Plan provides that all or any portion of the stock option award reserve may be issued pursuant to ISOs.

Current Stock Price. The closing price of the Company’s common stock on the Nasdaq Capital Market on September 2, 2026 was $13.00 per share.

In evaluating this proposal, stockholders should specifically consider the information set forth under the section entitled “Plan Summary,” below.

Plan Summary

The following summary of the material terms of the 2026 Equity Plan is qualified in its entirety by reference to the full text of the 2026 Equity Plan, which is attached as Appendix A to this proxy statement. The 2026 Equity Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not intended to be an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974.

No awards may be granted under the 2026 Equity Plan after the tenth anniversary of the Plan Effective Date. However, awards outstanding under the 2026 Equity Plan at that time will continue to be governed by the 2026 Equity Plan and the award agreements under which they were granted.

Purpose of the 2026 Equity Plan. The purpose of the 2026 Equity Plan is to (i) align the interests of the Company’s stockholders and the recipients of awards under the 2026 Equity Plan by increasing the economic interest of the recipients in the Company’s growth and success; (ii) advance the interests of the Company by attracting and retaining employees, non-employee directors and service providers of the Company and its affiliates; (iii) encourage participants to act in the long-term best interests of the Company and its stockholders; and (iv) serve as an integral part of the Company’s compensation philosophy.

Administration of the 2026 Equity Plan. The 2026 Equity Plan will be administered by the Compensation Committee. If any member of the Committee does not qualify as a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, the Company’s Board of Directors will appoint a subcommittee of the Committee, consisting of at least two members of the Company’s Board of Directors, to grant awards to officers and members of the Company’s Board of Directors who are subject to Section 16 of the Exchange Act, and each member of such subcommittee must satisfy the above requirements. References to the Committee in this summary include and, as appropriate, apply to any such subcommittee. To the extent permitted by law, the Committee may also delegate its authority to one or more persons who are not members of the Company’s Board of Directors, except that no such delegation will be permitted with respect to officers who are subject to Section 16 of the Exchange Act.

Vesting Restriction. The minimum vesting period for each award granted under the 2026 Equity Plan must be at least one year, provided that up to 5% of the shares of Company common stock authorized for issuance under the 2026 Equity Plan may be issued pursuant to awards with minimum vesting periods of less than one year. In addition, the minimum vesting requirement does not apply to accelerated vesting on account of death, disability, involuntary termination without cause or resignation for good reason as otherwise permitted by the 2026 Equity Plan. As is discussed herein, if the Plan is approved by stockholders, the initial one-time grants to our non-employee directors will vest ratably over a five-year period and it is the intent of the Compensation Committee that all other initial grants made under the Plan will also vest over a five-year period.

Eligible Participants. Employees, non-employee directors of the Boards of Directors of the Company and the Bank and service providers of the Company and the Bank, will be eligible for selection by the Compensation Committee for the grant of awards under the 2026 Equity Plan.

Types of Awards. The 2026 Equity Plan provides for the grant of restricted stock, restricted stock units (“RSUs”), non-statutory stock options (“NSOs”), and ISOs, any or all of which can be granted with performance-based or time-based vesting . ISOs may be granted only to employees of the Company or its affiliates.

Restricted Stock and Restricted Stock Units. A restricted stock award is a grant of common stock to a participant for no consideration, or such minimum consideration as may be required by applicable law. RSUs are similar to restricted stock awards in that the value of an RSU is denominated in shares of common stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied.

The Committee will specify the terms of a restricted stock or RSU award in an award agreement, including the number of shares of restricted stock or number of RSUs; any restrictions applicable to the restricted stock or RSUs such as continued service or achievement of performance goals; the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or a change in control, shorten or terminate the restriction period; and the rights of the participant during the restriction period to vote and receive dividends in the case of restricted stock or to receive dividend equivalents in the case of RSUs that accrue dividend equivalents (subject to the limitations described below).

Generally, a participant who receives a restricted stock award will have (during and after the restriction period), all of the rights of a stockholder of the Company with respect to that award, including the right to vote the shares and the right to receive dividends and other distributions to the extent, if any, such shares possess such rights and subject to the limitations described in this paragraph. However, any dividends and other distributions payable on shares of restricted stock during the restriction period shall be subject to the same vesting restrictions as the underlying award. All terms and conditions for the payment of dividends and other distributions will be included in an award agreement and, to the extent required, comply with the requirements of Section 409A of the Internal Revenue Code and the regulations promulgated thereunder (“Section 409A”).

A participant receiving an RSU award will not possess voting rights and will accrue dividend equivalents on such units only to the extent provided in the participant’s award agreement evidencing the award; provided, however, that any rights to dividend equivalents on such RSU award will be subject to the same vesting restrictions as the underlying award. All terms and conditions attached to the dividend equivalent rights will be included in the award agreement and, to the extent required, comply with the requirements of Section 409A.

Stock Options. A stock option provides the participant with the right to buy a specified number of shares of common stock at a specified price (referred to in the 2026 Equity Plan as the Option Exercise Price) after certain conditions have been met. The Committee may grant both NSOs and ISOs under the 2026 Equity Plan. The tax treatment of NSOs is different from the tax treatment of ISOs as explained below. The Committee will determine and specify in the award agreement evidencing a stock option whether the stock option is an NSO or ISO, the number of shares subject to the stock option, the Option Exercise Price and the period of time during which the stock option may be exercised, any restrictions applicable to the stock option such as continued service, the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or a change in control, shorten or terminate the restriction period. Generally (except as otherwise described in the 2026 Equity Plan), no stock option can be exercisable more than ten years after the date of grant and the Option Exercise Price of a stock option must be at least equal to the fair market value of a share on the date of grant of the stock option. However, with respect to an ISO granted to a participant who is a stockholder holding more than 10% of the Company’s total voting stock, the ISO cannot be exercisable more than five years after the date of grant and the exercise price must be at least equal to 110% of the fair market value of a share on the date of grant. Stock options will have no dividend equivalent rights.

A participant may pay the Option Exercise Price under a stock option in cash; in a cash equivalent approved by the Committee; if approved by the Committee, by tendering previously acquired shares of Company common stock (or delivering a certification or attestation of ownership of such shares) having an aggregate fair market value at the time of exercise equal to the total Option Exercise Price; if approved by the Committee, by cashless exercises as permitted under the banking regulations; by any other means which the Committee determines to be consistent with the 2026 Equity Plan’s purpose and applicable law; or by a combination of these payment methods. Shares of Company common stock will not be delivered to a participant until the full Option Exercise Price has been paid.

Performance Shares and Units. The Committee will specify the terms of any performance share or performance unit award in an award agreement. A performance share will have an initial value equal to the fair market value of a share of Company common stock on the date of grant. A performance unit will have an initial value that is established by the Committee at the time of grant. In addition to any non-performance terms applicable to the performance share or performance unit, the Committee will set one or more performance objectives which, depending on the extent to which they are met, will determine the number or value of the performance share or unit that will be paid out to the participant. The Committee will also specify any restrictions applicable to the performance share or performance unit award such as continued service, the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or a change in control, shorten or terminate the restriction period.

Performance shares/units will not possess voting rights and will accrue dividend equivalent rights only to the extent provided in a participant’s award agreement evidencing the award; provided, however, that rights to dividend equivalents are permitted only to the extent they comply with, or are exempt from, Section 409A of the Code (referred to in this proxy statement as Section 409A). Any rights to dividends or dividend equivalents on performance shares/units or any other award subject to performance conditions will be subject to the same restrictions on vesting and payment as the underlying award.

Performance Objectives. A performance objective may be described in terms of company-wide objectives or objectives that are related to a specific division, subsidiary, department or function in which the participant is employed or as some combination of these (as alternatives or otherwise). A performance objective may be measured on an absolute basis or relative to a pre-established target, results for a previous year, the performance of other corporations, or a stock market or other index. The Committee will specify the period over which the performance goals for a particular award will be measured and will determine whether the applicable performance goals have been met with respect to a particular award following the end of the applicable performance period.

In determining whether any performance objective has been satisfied, the Committee may include or exclude any or all items that are unusual or infrequent, including but not limited to (i) charges, costs, benefits, gains or income associated with reorganizations or restructurings of the Company and its subsidiaries, affiliates and divisions, discontinued operations, goodwill, other intangible assets, long-lived assets (non-cash), real estate strategy (e.g., costs related to lease terminations or facility closure obligations), litigation or the resolution of litigation (e.g., attorneys’ fees, settlements or judgments), or currency or commodity fluctuations; and (ii) the effects of changes in applicable laws, regulations, tax laws or accounting principles. In addition, the Committee may adjust any performance objective for a performance period as it deems equitable to recognize unusual or infrequent events affecting the Company and its subsidiaries, affiliates and divisions, changes in laws or regulations or accounting principles, mergers, acquisitions and divestitures, or any other factors as the Committee may determine.

Individual and Aggregate Limits on Equity Awards under the 2026 Equity Plan

The Committee will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award. Subject to adjustment as described in the 2026 Equity Plan:

•
No individual employee of the Company will receive an award over the life of the Plan representing more than 25% of the Company common stock available for issuance under the 2026 Equity Plan; and
•
No individual non-employee director of the Company will receive an award over the life of the Plan representing more than 5% of the Company common stock available for issuance under the 2026 Equity Plan, and the maximum number of shares that may be issued in the aggregate to all non-employee directors under the 2026 Equity Plan shall not exceed 30% of the Company common stock available for issuance as awards under the 2026 Equity Plan.

Initial One Time Non-Employee Director Grants

Subject to approval of the 2026 Equity Plan by the stockholders of the Company, each non-employee director of the Company who is in the service of the Company on the Plan Effective Date shall automatically be granted stock options and awards of restricted stock as follows:

•
Each non-employee director shall be granted, on the day immediately following the Plan Effective Date, 7,500 NSOs, which represents approximately 1.87% of the maximum number of shares of Company common stock (399,701) that may be delivered pursuant to stock option awards under the 2026 Equity Plan. These grants will vest at the rate of 20% per year, subject to acceleration in the event of death, disability, or an involuntary termination at or following a change in control of the Company (as such terms are defined in the 2026 Equity Plan); and
•
Each non-employee director shall be granted, on the day immediately following the Plan Effective Date, 3,000 shares of restricted stock, which represents approximately 1.87% of the maximum number of shares of Company common stock (159,880) that may be issued as restricted stock awards and restricted stock units under the 2026 Equity Plan. These grants will vest at the rate of 20% per year, subject to acceleration in the event of death, disability, or an involuntary termination at or following a change in control of the Company (as such terms are defined in the 2026 Equity Plan). These awards will be subject to a one-year holding period following vesting.

The following table sets forth information regarding the self-executing non-employee director restricted stock awards and stock option grants provided for in the 2026 Equity Plan.

Restricted Stock Awards
Name	Dollar Value ($) (1)	Number of Awards (2)
Stephen H. Boodakian	39,000	3,000
Deborah A. Carson	39,000	3,000
Carole A. Pierce Connolly	39,000	3,000
Paula M. Cotter	39,000	3,000
Geoffrey A. Curtis	39,000	3,000
Neal J. Harte	39,000	3,000
David P. Hood	39,000	3,000
William P. Hood	39,000	3,000
Alan G. Macdonald	39,000	3,000
Edward Merritt	39,000	3,000
Sara Perkins Salehpour	39,000	3,000
John I. Snow, III	39,000	3,000

(1)
Amounts are based on the fair market value of Company common stock on September 3, 2026 (the latest practicable date before the printing of this proxy statement) of $13 per share. The actual value of the awards is not determinable since their value will depend upon the fair market value of the Company’s common stock on the date of grant.
(2)
The awards vest at a rate of 20% per year following the grant date, or at a rate of approximately 600 shares per year.

Non-Statutory Stock Options Awards
Name	Dollar Value ($) (1)	Number of Awards (2)
Stephen H. Boodakian		7,500
Deborah A. Carson		7,500
Carole A. Pierce Connolly		7,500
Paula M. Cotter		7,500
Geoffrey A. Curtis		7,500
Neal J. Harte		7,500
David P. Hood		7,500
William P. Hood		7,500
Alan G. Macdonald		7,500
Edward Merritt		7,500
Sara Perkins Salehpour		7,500
John I. Snow, III		7,500

(1)
The fair market value of the self-executing non-employee director stock option award grants cannot be estimated at this time and will be calculated, as of the date of grant, in accordance with the Black-Scholes option pricing model.
(2)
These awards vest at a rate of 20% per year following the grant date, or at a rate of 1,500 options per year.

If the 2026 Equity Plan is approved, these one-time grants will be self-executing and will be deemed to be granted on the day following the Plan Effective Date.

The Committee determined to grant these one-time awards in this amount, in part, in recognition of the significant efforts and dedication of each such non-employee director in connection with the Company’s mutual holding company reorganization and related stock offering. These awards are also in recognition of the fact that the non-employee directors have not previously had the opportunity to receive equity grants. Although the grants are, in part, in recognition of past service, the initial stock option and restricted stock grants to directors will vest in equal annual installments over a period of five years from the date of grant, subject to the directors continued dedication and service to the Company during such time (including service as a director emeritus), subject to acceleration due to death, disability, or involuntary termination of service following a change in control.

Employee Grants

At the present time, no specific determination has been made as to the grant of specific types of awards to officers and employees. However, the Committee intends to grant equity awards to senior executives and other employees and will meet after stockholder approval is received and peer data is provided by Aon to determine the specific terms of the awards.

Adjustments

The Committee shall make equitable adjustment in the number and class of securities available for issuance under the 2026 Equity Plan (including under any awards then outstanding), the number and type of securities subject to the individual limits set forth in the 2026 Equity Plan, and the terms of any outstanding award, as it determines are necessary and appropriate, to reflect any merger, reorganization, consolidation, recapitalization, reclassification, stock split, reverse stock split, spin-off combination, exchange of shares, distribution to stockholders (other than an ordinary cash dividend), or similar corporate transaction or event.

Termination of Employment/Separation from Service

Unless otherwise determined by the Committee, if a participant ceases to perform services for the Company and its subsidiaries for any reason (i) all of the participant’s restricted stock, RSUs, performance shares, and performance units that were not vested on the date of the participant’s separation from service shall be forfeited immediately upon the participant’s separation from service, (ii) all of the participant’s stock options that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the stock options, and (iii) all of the participant’s stock options that were not exercisable on the date of the participant’s separation from service shall be forfeited immediately upon such cessation. The Committee may provide in an award agreement (or otherwise) that a participant shall be eligible for a full or prorated award upon a participant’s termination of service due to death, disability, involuntary termination without cause, or resignation for good reason. For an award subject to one or more performance objectives, the Committee may provide for payment of any such full or prorated award prior to certification of such performance objectives or without regard to whether they are certified upon a participant’s termination of service due to death, disability, involuntary termination without cause, or resignation for good reason.

For a participant who is both an employee and a director, termination of employment will not constitute a termination of service for purposes of the 2026 Equity Plan so long as the participant continues to provide service as a director.

Change in Control

The Committee may, in its sole discretion, provide that any time-based vesting requirement applicable to an award shall be deemed satisfied in full in the event that both a change in control occurs and a cessation of the participant’s employment occurs, or if the surviving entity in such change in control does not assume or replace the award. With respect to an award that is subject to one or more performance objectives, the Committee may, in its sole discretion, provide that in the event of a change in control, any full or prorated award will be paid under the circumstances described in the previous sentence before any or all of the applicable performance objectives of the award are certified (or without regard to whether they are certified).

Transferability

No ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the participant’s death to a beneficiary or by will or the laws of descent and distribution. Unless the Committee determines otherwise consistent with securities and other applicable laws, rules and regulations, (i) no award shall be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a participant other than upon the participant’s death, to a beneficiary or by will or the laws of descent and distribution, and (ii) each option outstanding to a participant may be exercised during the participant’s lifetime only by the participant or his or her guardian or legal representative (provided that an ISO may be exercised by such guardian or legal representative only if permitted by the Internal Revenue Code and any regulations promulgated thereunder). In the event of a transfer otherwise permitted by the Committee, appropriate evidence of any transfer to the transferee shall be delivered to the Company at its principal executive office. If all or part of an award is transferred to a transferee, the transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the award as the participant. Any permitted transfer of an award will be without payment of consideration by the transferee.

Amendment and Termination

The Company’s Board of Directors or the Committee may at any time terminate and from time to time amend the 2026 Equity Plan in whole or in part, but no such action will materially adversely affect any rights or obligations with respect to any awards previously granted under the 2026 Equity Plan unless such action is required by applicable law or any listing standards applicable to the Company’s common stock or the affected participants consent in writing. To the extent required by Section 422 of the Internal Revenue Code, other applicable law, or any such listing standards that the stockholders are required to approve a specific type of amendment to the 2026 Equity Plan, no amendment shall be effective unless approved by the stockholders of the Company.

The Committee may amend an outstanding award agreement in a manner not inconsistent with the terms of the 2026 Equity Plan, but the amendment will not be effective without the participant’s written consent if the amendment is materially adverse to the participant. However, the Committee cannot reduce the exercise price of an outstanding award or cancel outstanding stock options with per share exercise prices that are more than the fair market value at the time of cancellation in exchange for cash, other awards, or stock options with an Option Exercise Price less than the original options’ exercise price without stockholder approval, except in accordance with the adjustment provisions of the 2026 Equity Plan (as described above) or in connection with a change in control. In addition, except for adjustments under the 2026 Equity Plan’s adjustment provisions or as approved by the Company’s stockholders, neither the Committee nor the Board of Directors can reduce the exercise price of an outstanding stock option, whether through amendment, cancellation, replacement grants or other means.

Certain Federal Income Tax Consequences

The following is intended only as a brief summary of the federal income tax rules relevant to the primary types of awards available for issuance under the 2026 Equity Plan and is based on the terms of the Internal Revenue Code as currently in effect. The applicable statutory provisions are subject to change in the future (possibly with retroactive effect), as are their interpretations and applications. Because federal income tax consequences may vary as a result of individual circumstances, participants are encouraged to consult their personal tax advisors with respect to their tax consequences. The following summary is limited only to United States federal income tax treatment. It does not address state, local, gift, estate, social security, or foreign tax consequences, which may be substantially different.

Restricted Stock Awards. A participant will generally recognize ordinary income when the substantial risk of forfeiture lapses on the Restricted Stock Award (e.g. the award vests). If the substantial risk of forfeiture lapses in increments over several years, the participant will recognize income in each year in which the substantial risk of forfeiture lapses as to an increment. The income recognized upon lapse of a substantial risk of forfeiture will be equal to the fair market value of the shares determined as of the time that the substantial risk of forfeiture lapses. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

Alternatively, if the shares are subject to a substantial risk of forfeiture, the participant may make a timely election under Section 83(b) of the Code (referred to in this proxy statement as Section 83(b)) to recognize ordinary income for the taxable year in which the participant received the shares in an amount equal to the fair market value of the shares at that time. That income will be taxable at ordinary income tax rates. If a participant makes a timely Section 83(b) election, the participant will not recognize income at the time the substantial risk of forfeiture lapses with respect to the shares. At the time of disposition of the shares, a participant who has made a timely Section 83(b) election will recognize capital gain or loss in an amount equal to the difference between the amount realized upon sale and the ordinary income recognized upon receipt of the share (increased by the amount paid for the shares, if any). If the participant forfeits the shares after making a Section 83(b) election, the participant is not entitled to a deduction with respect to the income recognized as a result of the election but will be entitled to a capital loss equal to the excess (if any) of the amount paid for the shares (if any) over the amount realized upon forfeiture (if any). To be timely, the Section 83(b) election must be made within 30 days after the participant is awarded the restricted stock. The Company will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant at the time of the election.

Restricted Stock Units. A participant generally is not taxed upon the grant of an RSU. Generally, if an RSU is designed to be paid on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, then at the time of payment the participant will recognize ordinary income equal to the fair market value of the shares received by the participant and the Company will be entitled to an income tax deduction for the same amount.

Non-Statutory Stock Options. A participant generally is not taxed upon the grant of an NSO, unless the NSO has a readily ascertainable fair market value. However, the participant must recognize ordinary income upon exercise of the NSO in an amount equal to the difference between the Option Exercise Price and the fair market value of the shares acquired on the date of exercise. The Company generally will have a deduction in an amount equal to the amount of ordinary income recognized by the participant in the Company’s tax year during which the participant recognizes ordinary income.

Upon the sale of shares acquired pursuant to the exercise of an NSO, the participant will recognize capital gain or loss to the extent that the amount realized from the sale is different than the fair market value of the shares on the date of exercise. This gain or loss will be long-term capital gain or loss if the shares have been held for more than one year after exercise.

Incentive Stock Options. A participant is not taxed on the grant or exercise of an ISO. The difference between the Option Exercise Price and the fair market value of the shares covered by the ISO on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an ISO for at least two years following the ISO grant date and at least one year following exercise, the participant’s gain or loss, if any, upon a subsequent disposition of the shares is long-term capital gain or loss. The amount of the gain or loss is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the ISO exercise price). If a participant disposes of shares acquired pursuant to exercise of an ISO before satisfying these holding periods and realizes an amount in excess of the exercise price, the amount realized will be taxed to the participant as ordinary income up to the fair market value of the shares on the exercise date and any additional amount realized will be taxable to the participant as capital gain in the year of disposition; however, if the exercise price exceeds the amount realized on sale, the difference will be taxed to the participant as a capital loss. The Company is not entitled to a federal income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to any ordinary income recognized by the participant.

In order for a stock option to qualify as an ISO for federal income tax purposes, the grant of the stock option must satisfy various other conditions specified in the Code. In the event a stock option intended to be an ISO fails to qualify as an ISO, it will be taxed as an NSO as described above.

Performance Share/Unit Awards. A participant generally is not taxed upon the grant of a performance share/unit. The participant will recognize taxable income at the time of settlement of the performance share/unit in an amount equal to the fair market value of the shares received upon settlement. The income recognized will be taxable at ordinary income tax rates. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant. Any gain or loss recognized upon the disposition of the shares acquired pursuant to settlement of a performance share/unit will qualify as long-term capital gain or loss if the shares have been held for more than one year after settlement.

Golden Parachute Payments. The terms of the award agreement evidencing an award under the 2026 Equity Plan may provide for accelerated vesting or accelerated payout of the award in connection with a change in ownership or control of the Company followed by the termination of a participant’s service. In such event, certain amounts with respect to the award may be characterized as “parachute payments” under the golden parachute provisions of the Internal Revenue Code. Under Section 280G of the Internal Revenue Code (“Section 280G”), no federal income tax deduction is allowed to the Company for “excess parachute payments” made to “disqualified individuals,” and receipt of such payments subjects the recipient to a 20% excise tax under Section 4999 of the Internal Revenue Code. For this purpose, “disqualified individuals” are generally officers, stockholders or highly compensated individuals performing services for the Company, and the term “excess parachute payments” includes payments in the nature of compensation which are contingent on a change in ownership or effective control of the Company, to the extent that such payments (in present value) equal or exceed three times the recipient’s average annual taxable compensation from the Company for the previous five years. Certain payments for reasonable compensation for services rendered after a change of control and payments from tax-qualified plans are generally not included in determining “excess parachute payments.” If payments or accelerations may occur with respect to awards granted under the 2026 Equity Plan, certain amounts in connection with such awards may possibly constitute “parachute payments” and be subject to these “golden parachute” tax provisions.

New 2026 Equity Plan Benefits

The Company has not had an equity plan and, therefore, there are no equity awards outstanding. Except as disclosed above with respect to the initial one-time grants to non-employee directors upon approval of the 2026 Equity Plan, any future awards to executive officers, non-employee directors or employees of the Company under the 2026 Equity Plan are discretionary and cannot be determined at this time. As a result, the benefits and amounts that will be received or allocated under the 2026 Equity Plan are not determinable at this time, and the Company has not included a table that reflects such future awards.

The Company’s Board of Directors unanimously recommends a vote “FOR” the approval of Winchester Bancorp, Inc. 2026 Equity Incentive Plan.

PROPOSAL 3—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Wolf & Company, P.C. was our independent registered public accounting firm for the year ending June 30, 2026. As previously disclosed, we are changing our fiscal year from June 30 to December 31. The Audit Committee has approved the engagement of Wolf & Company, P.C. to be our independent registered public accounting firm for the six-month transition period ending December 31, 2026, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Wolf & Company, P.C. for the six-month ending December 31, 2026. A representative of Wolf & Company, P.C. is expected to be available during the annual meeting and may respond to appropriate questions and make a statement if he or she so desires.

Even if the engagement of Wolf & Company, P.C. is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Wolf & Company, P.C. during the years ended June 30, 2026 and 2025.

	Year ended
	June 30, 2026	June 30, 2025
Audit Fees (1)	$270,500	$197,500
Audit Related Fees (2)	$-	$173,000
Tax Fees (3)	$28,000	$28,000
All Other Fees (4)	$7,200	$6,900

(1)
Audit fees include fees related to the annual audit of the financial statements, reviews of quarterly financial statements and review of change in allowance for credit losses methodology.
(2)
Audit-related fees include fees related to the Company's initial public offering.
(3)
Tax fees include fees related to tax compliance.
(4)
Other fees include fees related to Agreed Upon Procedures related to the Company's defined benefit pension plan.

The Audit Committee’s current policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of the fees billed and paid during the years ended June 30, 2026 and 2025, as indicated in the tables above.

The Board of Directors recommends a vote “FOR” the ratification of Wolf & Company, P.C. as independent registered public accounting firm for the six-month transition period ending December 31, 2026.

STOCKHOLDER PROPOSALS AND NOMINATIONS

As previously disclosed, we are changing our fiscal year end from June 30 to December 31, following a six-month transition period from July 1, 2026 to December 31, 2026. As a result, our next regularly scheduled annual meeting of stockholders will be accelerated in connection with the new fiscal year end. We currently expect that the 2027 annual meeting of stockholders will be held on May 13, 2027.

The Company’s Bylaws generally provide that any stockholder desiring to make a proposal for new business at a meeting of stockholders or to nominate one or more candidates for election as directors at a meeting of stockholders must have given timely notice thereof in writing to the Secretary of the Company. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the board of directors, our Secretary must receive written notice not earlier than the 100th day nor later than the 90th day prior to the anniversary of the prior year’s annual meeting; provided, however, that in the event the date of the annual meeting is advanced more than 30 days prior to the anniversary of the preceding year’s annual meeting, then, to be timely, notice by the stockholder must be so received no earlier than the day on which public disclosure of the date of such annual meeting is first made and not later than the tenth day following the earlier of the day notice of the meeting was mailed to stockholders or such public announcement was made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include: (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on our Board of Directors; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of our Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, or any successor rule or regulation; and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

The 2027 annual meeting is expected to be held May 13, 2027. For the 2027 annual meeting of stockholders, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than January 13, 2027 and no later than February 12, 2027.

Failure to comply with these advance notice requirements will preclude such new business or nominations from being considered at the meeting.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received.

In order to be eligible for inclusion in the proxy materials for our 2027 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 661 Main Street, Winchester, Massachusetts 01890, no later than December 14, 2026. If the date of the 2027 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

In order to solicit proxies in support of director nominees other than the Company’s nominees for our 2027 Annual Meeting of Stockholders, a person must provide notice postmarked or transmitted electronically to our executive office, 661 Main Street, Winchester, Massachusetts 01890, or investor@winchestersavings.com, no later than March 15, 2027. Any such notice and solicitation will be subject to the requirements of the proxy rules adopted under the Exchange Act.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

SOLICITATION OF PROXIES; OTHER EXPENSES

We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock.

MISCELLANEOUS

A COPY OF WINCHESTER BANCORP, INC.’S ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 2026 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, 661 MAIN STREET, WINCHESTER, MASSACHUSETTS, 01890 OR BY CALLING (781) 729-2130.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Winchester Bancorp, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2026 Annual Report are each available on the Internet at https://www.cstproxy.com/winchestersavings/2026.

By order of the Board of Directors,

/s/ Paula M. Cotter
Paula M. Cotter Corporate Secretary

Winchester, Massachusetts

September 28, 2026

Appendix A

WINCHESTER BANCORP, INC.

2026 EQUITY INCENTIVE PLAN

ARTICLE 1 – PURPOSE AND GENERAL PROVISIONS

1.1
Establishment of Plan. Winchester Bancorp, Inc., a Maryland corporation (the “Company”), hereby establishes an equity-based incentive compensation plan to be known as the “Winchester Bancorp, Inc. 2026 Equity Incentive Plan” (the “Plan”), as set forth in this document.
1.2
Purpose of Plan. The purpose of the Plan is to: (i) align the interests of the Company’s stockholders and the recipients of Awards under the Plan by increasing the economic interest of such recipients in the Company’s growth and success; (ii) advance the interests of the Company by attracting and retaining Employees, Non-Employee Directors and Service Providers; (iii) encourage such persons to act in the long-term best interests of the Company and its stockholders; and (iv) serve as integral part of the Company’s compensation philosophy.
1.3
Types of Awards. Awards under the Plan may be made to eligible Participants in the form of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, or any combination thereof.
1.4
Effective Date. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder requirements. The Plan will remain in effect as long as any Awards are outstanding; provided, however, no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

ARTICLE 2 – DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

“Affiliate” means any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company, including among others Winchester Savings Bank. With respect to all purposes of the Plan, including but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company and the Committee shall be authorized to act on behalf of all other entities included within the definition of “Affiliate.”

“Award” means an award granted to a Participant under the Plan that consists of one or more Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, or a combination of these.

“Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement shall be provided (or made available electronically) to each Participant.

“Bank” means Winchester Savings Bank, Winchester, MA.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of one of the following events:

(a)
the consummation of a merger or consolidation of the Bank with any other bank or other legal entity; provided, however, a Change in Control shall not be deemed to have occurred if the corporate existence of the Bank is not affected and following the merger or consolidation, the directors of the Bank prior to such merger or consolidation constitute at least a majority of the Board of Directors of the Bank or the entity that directly or indirectly controls the Bank after such merger or consolidation; or
(b)
the sale or disposition by the Bank of all or substantially all the Bank’s assets; or
(c)
a plan of liquidation or dissolution of the Bank is adopted; or

(d)
greater than a majority of those individuals who constitute the Board of Directors on the Change in Control Date (the “Incumbent Board”) cease for any reason to be members of the Board, provided that any person becoming a Director after the Change in Control Date whose election was approved by a vote of at least a majority of the Incumbent Board shall be considered to be a member of the Incumbent Board for purposes of a change in control.

Notwithstanding the foregoing, in no event shall the reorganization of the Bank solely within its corporate structure constitute a Change in Control. For the avoidance of doubt, a mutual holding company reorganization and second step conversion shall not constitute a Change in Control.

To the extent necessary to comply with Code Section 409A, a Change in Control will be deemed to have occurred only if the event also constitutes a change in the effective ownership or effective control of the Bank, as applicable, or a change in the ownership of a substantial portion of the assets of the Bank, as applicable, in each case within the meaning of Treasury Regulation section 1.409A-3(i)(5).

“Code” means the Internal Revenue Code of 1986, as now in effect and as hereafter amended from time to time. Any reference to a particular section of the Code includes any applicable regulations promulgated under that section. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

“Committee” means the Joint Compensation Committee of the boards of directors of the Company and Bank or such other committee consisting of two or more members of the Board of Directors as may be appointed by the Board of Directors from time to time to administer this Plan pursuant to Article 3. All of the members of the Committee shall be independent directors within the meaning of the NASDAQ’s listing standards (as applicable). If any member of the Committee does not qualify as an “Independent Director” within the meaning of Rule 16b-3 under the Exchange Act, the Board of Directors shall appoint a subcommittee of the Committee, consisting of at least two Independent Directors, to grant Awards to “Insiders”; each member of such subcommittee shall satisfy the requirements above. References to the Committee in the Plan shall include and, as appropriate, apply to any such subcommittee.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any other shares into which such Common Stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

“Company” means Winchester Bancorp, Inc., a Maryland corporation, and its successors and assigns.

“Director” means a member of the Board of Directors of the Company or the Bank.

“Disability” means, if the Participant is a party to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in that agreement. In the absence of such a definition, “Disability” shall be defined in accordance with Winchester Savings Bank’s long-term disability plan. In the absence of a long-term disability plan or to the extent that an Award is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant has been determined to be disabled by the Social Security Administration. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has occurred.

“Dividend Equivalent Right” means the right, associated with a Restricted Stock Unit or Performance Unit, to receive a payment in cash or stock, as applicable, equal to the amount of dividends paid on a share of Common Stock, as specified in the Award Agreement.

“Effective Date” shall have the meaning ascribed to such term in Section 1.4 hereof.

“Employee” means any person employed by the Company or a Subsidiary, including Directors who are employed by the Company or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as now in effect and as hereafter amended from time to time. Any reference to a particular section of the Exchange Act includes any applicable regulations promulgated under that section. All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

“Fair Market Value” of a share of Common Stock of the Company means, as of the date in question,

(a)
if the Common Stock is listed for trading on the NASDAQ, the closing sale price of a share of Common Stock on such date, as reported by the NASDAQ or such other source as the Committee deems reliable, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale;
(b)
if the Common Stock is not listed for trading on the NASDAQ but is listed for trading on another national securities exchange, the closing sale price of a share of Common Stock on such date as reported on such exchange, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale;
(c)
if the Common Stock is not listed for trading on a national securities exchange but nevertheless is publicly traded and reported (through the OTC Bulletin Board or otherwise), the closing sale price of a share of Common Stock on such date, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale; or
(d)
if the Common Stock is not publicly traded and reported, the fair market value as established in good faith by the Committee or the Board of Directors.

For purposes of subsection (c) above, if the Common Stock is not traded on the NASDAQ but is traded on more than one other securities exchange on the given date, then the largest exchange on which the Common Stock is traded shall be referenced to determine Fair Market Value.

Notwithstanding the foregoing but subject to the next paragraph, if the Committee determines in its discretion that an alternative definition of Fair Market Value should be used in connection with the grant, exercise, vesting, settlement, or payout of any Award, it may specify such alternative definition in the Award Agreement. Such alternative definition may include a price that is based on the opening, actual, high, low, or average selling prices of a share of Common Stock on the NASDAQ or other securities exchange on the given date, the trading date preceding the given date, the trading date next succeeding the given date, or an average of trading days.

Notwithstanding the foregoing, (i) in the case of a Stock Option, Fair Market Value shall be determined in accordance with a definition of fair market value that permits the Award to be exempt from Code section 409A; and (ii) in the case of a Stock Option that is intended to qualify as an ISO (as defined below) under Code section 422, Fair Market Value shall be determined by the Committee in accordance with the requirements of Code section 422.

“Good Reason” means, for purposes of this Plan, a termination of an Employee Participant for “Good Reason” as a result of the Participant’s resignation from the employment of the Company or Subsidiary upon the occurrence of any of the following events:

i.
the material reduction in the Employee Participant’s base salary or base compensation;
ii.
the material reduction in the Employee Participant’s authority, duties, or responsibilities without the written consent of the Emplyee Participant; or
iii.
the relocation of Employee Participant’s principal place of employment that increases the Employee Participant’s one-way commute by more than fifty (50) miles without the written consent of the Employee Participant.

In the event the Participant is a party to an employment or change in control agreement that provides a definition of “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

“Incentive Stock Option” or “ISO” means a Stock Option which is designated as an “incentive stock option” and intended to meet the requirements of Code section 422.

“Insider” shall mean an individual who is, on the relevant date, subject to the reporting requirements of Exchange Act section 16(a).

“Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary, other than a termination for Cause as defined in the Award Agreements.

“NASDAQ” means The NASDAQ Stock Market LLC or its successor.

“Non-Employee Director” means any individual who is a member of the board of directors of the Company, the Bank, or any Affiliate of the Company and who is not also employed by the Company, the Bank or any Affiliate of the Company.

“Non-Statutory Stock Option” means any Stock Option which is not designated as an Incentive Stock Option or that otherwise does not meet the requirements of Code section 422.

“Offering” means the shares of Common Stock offered to the public as a part of the reorganization of the Bank from a mutual savings bank into a two-tier mutual holding company form of organization.

“Option Exercise Price” or “Exercise Price” means the price at which a share of Common Stock may be purchased by a Participant pursuant to the exercise of a Stock Option.

“Participant” means an Employee, Non-Employee Director or Service Provider who is eligible to receive or has received an Award under this Plan.

“Performance Period” shall have the meaning ascribed to such term in Section 7.3.

“Performance Share” means an Award under Article 7 of the Plan that is valued by reference to a share of Common Stock, which value may be paid to the Participant by delivery of cash or stock as the Committee shall determine upon achievement of such performance objectives during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter.

“Performance Unit” means an Award under Article 7 of the Plan that has a value set by the Committee (or that is determined by reference to a valuation formula specified by the Committee), which value may be paid to the Participant by delivery of cash or stock as the Committee shall determine upon achievement of such performance objectives during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter.

“Person” means any “person” or “group” as those terms are used in Exchange Act Sections 13(d) and 14(d).

“Plan” means the Winchester Bancorp, Inc. 2026 Equity Incentive Plan set forth in this document and as it may be amended from time to time.

“Restricted Stock” or “Restricted Stock Award” means an Award of shares of Common Stock under Article 6 of the Plan, which shares are issued with such restrictions as the Committee, in its sole discretion, may impose, including but not limited to an Award of shares that the Committee grants to a Non-Employee Director with no restrictions.

“Restricted Stock Unit” or “RSU” means an Award under Article 6 of the Plan that is valued by reference to a share of Common Stock, which value may be paid to the Participant by delivery of stock and that has such restrictions as the Committee, in its sole discretion, may impose, including but not limited to an Award that the Committee may grant to a Non-Employee Director with no restrictions.

“Restriction Period” means the period commencing on the date an Award of Restricted Stock or an RSU is granted and ending on such date as the Committee shall determine, during which time the Award is subject to forfeiture as provided in the Agreement.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended and the rules, regulations and guidance promulgated thereunder and modified from time to time.

“Service” means the uninterrupted provision of services as an Employee or Non-Employee Director of, or a Service Provider to, the Company or a Subsidiary, as the case may be. Service shall not be deemed interrupted in the case of (i) any approved leave of absence for military service or sickness, or for any other purpose approved by the Company or a Subsidiary, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, (ii) transfers among the Company, any Subsidiary, or any successor entities, in any capacity of Employee, Director or Service Provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of Employee, Non-Employee Director or Service Provider (except as otherwise provided in the Award Agreement).

“Service Provider” means any natural person (other than an Director, solely with respect to rendering services in such person’s capacity as a Director), including a wholly owned personal services business of a natural person that qualifies as a consultant or advisor for purposes of Form S-8 Registration Statement purposes, who is engaged by the Company or any Subsidiary to render consulting or advisory services to the Company or the Subsidiary and the services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. A Service Provider will include a former Director serving as a Director Emeritus of the Bank.

“Stock Option” means an Award granted under Article 5 which is either an Incentive Stock Option or a Non-Statutory Stock Option. A Stock Option shall be designated as either an Incentive Stock Option or a Non-Statutory Stock Option, and in the absence of such designation, shall be treated as a Non-Statutory Stock Option.

“Subsidiary(ies)” means any corporation, affiliate, bank, or other entity which would be a subsidiary corporation with respect to the Company as defined in Code section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

“Ten Percent Stockholder” shall mean a natural Person who owns more than ten percent (10%) of the total combined voting power of all classes of voting stock of the Company or any Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

“Termination of Service” shall have the meaning set forth in Section 9.1 of the Plan.

ARTICLE 3 – ADMINISTRATION; POWERS OF THE COMMITTEE

3.1 General. This Plan shall be administered by the Committee.

3.2 Authority of the Committee.

(a)
Subject to the provisions of the Plan, the Committee shall have the full and discretionary authority to (i) select the persons who are eligible to receive Awards under the Plan, (ii) determine the form and substance of Awards made under the Plan and the conditions and restrictions (including, but not limited to a holding period for Awards granted), subject to which such Awards will be made, (iii) modify the terms of Awards made under the Plan, (iv) interpret, construe and administer the Plan and Awards granted thereunder and (v) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate.
(b)
The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect.
(c)
Notwithstanding anything herein to the contrary, the Committee’s determinations under the Plan and the Award Agreements are not required to be uniform; rather, the Committee shall be entitled to make non-uniform and selective determinations under the Plan and the Award Agreements.
(d)
Decisions of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive, final, and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto.
(e)
In the event the Company shall assume outstanding equity awards or the right or obligation to make such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards as it shall deem equitable and appropriate to prevent dilution or enlargement of benefits intended to be made under the Plan.
(f)
In making any determination or in taking or not taking any action under the Plan, the Committee may obtain and may rely on the advice of experts, including but not limited to employees of the Company and professional advisors.

3.3 Delegation of Authority. The Committee may, in its discretion, at any time and from time to time, delegate to one or more of its members its authority as it deems appropriate (provided that any such delegation shall be to at least two members of the Committee with respect to Awards to Insiders). The Committee may, at any time and from time to time, delegate to one or more other members of the Board of Directors such authority as it deems appropriate. To the extent permitted by law and applicable stock exchange rules, the Committee may also delegate its authority to one or more persons who are not members of the Board of Directors, except that no such delegation will be permitted with respect to Insiders.

3.4 Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee, including without limitation, provisions related to the consequences of termination of employment. Award Agreements shall be provided (or made available electronically) to each Participant.

3.5 Indemnification. No member or former member of the Committee or the Board of Directors or person to whom the Committee has delegated responsibility under the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. The Company shall indemnify and hold harmless each member and former member of the Committee and the Board of Directors against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission to act in connection with the Plan, unless arising out of such member’s or former member’s own willful misconduct, fraud, bad faith or as expressly prohibited by statute. Such indemnification shall be in addition (without duplication) to any rights to indemnification or insurance the member or former member may have as a director or under the bylaws of the Company or otherwise.

ARTICLE 4 – SHARES AVAILABLE UNDER THE PLAN

4.1 Available Shares. The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares of Common Stock purchased in the open market or in private transactions.

4.2 Share Limitations.

(a)
Share Reserve. Subject to the following provisions of this Section 4.2, the aggregate number of shares of Common Stock that are available for issuance under the Plan is five hundred and fifty-nine thousand five hundred and eight one (559,581). The maximum number of shares of Common Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is three hundred and ninety nine thousand seven hundred and one (399,701) shares of Common Stock, which represents ten percent (10%) of the number of shares of Common Stock sold in the Offering. The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is one hundred and fifty-nine thousand eight hundred and eighty (159,880) shares of Common Stock, which represents four percent (4%) of the number of shares sold in the Offering. The aggregate number of shares available for grant under this Plan and the number of shares of Common Stock subject to outstanding awards shall be subject to adjustment as provided in Section 4.4.
(b)
Computation of Shares Available. For purposes of this Section 4.2 and in connection with the granting of a Stock Option, Restricted Stock or Restricted Stock Units, the number of shares of Common Stock available for the grant shall be reduced by the number of shares previously granted, subject to the following. To the extent any shares of Common Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. To the extent that: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Common Stock to pay the Exercise Price; (ii) shares of Common Stock are withheld to satisfy tax withholding upon exercise or vesting of an Award granted hereunder; or (iii) shares of Common Stock are withheld to satisfy the Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Common Stock available shall be reduced by the gross number of Stock Options exercised or Common Stock returned to satisfy tax withholding, rather than by the net number of shares of Common Stock issued.

4.3 Limitations on Grants to Employees and Non-Employee Directors. Subject to adjustment as provided in Section 4.4, the following rules shall apply to Awards under the Plan:

(a)
Award Limitations. No individual Employee shall receive Awards representing more than twenty five percent (25%) of the Common Stock available for issuance under the Plan. Non-Employee Directors shall not receive, individually, Awards representing more than five percent (5%) of the Common Stock available for issuance under the Plan, and in the aggregate, shall not receive more than thirty percent (30%) of the Common Stock available for issuance as Awards under the Plan.

(b)
Initial Grants for Non-Employee Directors. Each Non-Employee Director of the Board of Directors of the Bank who is serving as a Director on the Effective Date of the Plan shall automatically be granted an Award of Stock Options and Restricted Stock as follows:
(i)
Stock Options – Non-Employee Directors. Each member of the Board of Directors of the Bank shall receive, on the day immediately following the Effective Date, a grant of seventy-five hundred (7,500) Non-Statutory Stock Options, which represents approximately 1.87% of the maximum number of shares of Common Stock that may be delivered pursuant to Stock Options under Section 4.3(a). These grants will vest at the rate of twenty percent (20%) per year, subject to acceleration in the event of death, Disability, or an Involuntary Termination at or within twelve (12) months after a Change in Control.
(ii)
Restricted Stock Awards – Non-Employee Directors. Each member of the Board of Directors of the Bank shall receive, on the day immediately following the Effective Date, a grant of three thousand (3,000) shares of Restricted Stock, which represents approximately 1.87% of the maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards under Section 4.3(a). These grants will vest at the rate of twenty percent (20%) per year, subject to acceleration in the event of death, Disability, or an Involuntary Termination at or within twelve (12) months after a Change in Control.
(c)
Awards Subject to Adjustment. The aggregate number of shares of Common Stock available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on Awards available for grant under this Plan described in this Section 4.3, shall be subject to adjustment as provided in Section 4.4.

4.4 Adjustment of Shares. If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to stockholders (other than an ordinary cash dividend) results in the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other corporation (or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding shares of Common Stock), or a material change in the value of the outstanding shares of Common Stock as a result of the change, transaction or distribution, then the Committee shall make equitable adjustments, as it determines are necessary and appropriate to prevent the enlargement or dilution of benefits intended to be made available under the Plan, in:

(a)
the number and class of stock or other securities deemed to be available thereafter for grants of Restricted Stock Awards, Restricted Stock Units or Stock Options as set forth in Section 4.1, including, without limitation, with respect to Incentive Stock Options;
(b)
the limitations on the aggregate number of shares of Common Stock that may be awarded to any one Participant under various Awards as set forth in Section 4.2;
(c)
the number and class of stock or other securities subject to outstanding Awards, and which have not been issued or transferred under an outstanding Award;
(d)
the Option Exercise Price under outstanding Stock Options and the number of shares of Common Stock to be transferred in settlement of outstanding Awards; and
(e)
the terms, conditions or restrictions of any Award and Award Agreement, including but not limited to the price payable for the acquisition of shares of Common Stock.

In addition, the Committee is authorized to adjust the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of any such Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of any such Awards for similar awards denominated in stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses or assets) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

It is intended that, if possible, any adjustment contemplated above shall be made in a manner that satisfies applicable legal requirements as well as applicable requirements with respect to taxation (including, without limitation and as applicable in the circumstances, Code section 424 and Code section 409A) and accounting (so as to not trigger any charge to earnings with respect to such adjustment).

Without limiting the generality of the above, any good faith determination by the Committee as to whether an adjustment is required in the circumstances and the extent and nature of any such adjustment shall be final, conclusive, and binding on all persons.

ARTICLE 5 – STOCK OPTIONS

5.1 Grant of Stock Options. Subject to the terms and provisions of the Plan, the Committee may from time-to-time grant Stock Options to eligible Participants. The Committee shall have sole discretion in determining the number of shares subject to Stock Options granted to each Participant. The Committee may grant a Participant an Incentive Stock Option, Non-Statutory Stock Option, or a combination thereof, and may vary such Awards among Participants; provided that the Committee may grant Incentive Stock Options only to individuals who are employees within the meaning of Code section 3401(c) of the Company or its Subsidiaries. Notwithstanding anything in this Article 5 to the contrary, except for Stock Options that are specifically designated as intended to be subject to Code section 409A, the Committee may only grant Stock Options to individuals who provide direct services on the date of grant of the Stock Options to the Company or another entity in a chain of entities in which the Company or another such entity has a controlling interest (within the meaning of Treasury Regulation section 1.409A-1(b)(5)(iii)(e)) in each entity in the chain.

Each Stock Option grant shall be evidenced by an Award Agreement that shall specify the type of Stock Option, the Option Exercise Price, the duration of the Stock Option, the number of shares of Common Stock to which the Stock Option pertains, the conditions upon which the Stock Option shall become vested and exercisable (subject to Section 8.1) and such other provisions as the Committee shall determine. Stock Options shall have no Dividend Equivalent Rights.

5.2 Option Exercise Price. The Option Exercise Price of each Stock Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Stock Option. The Option Exercise Price of each Stock Option shall be at least one hundred percent (100%) the Fair Market Value of one (1) share of Common Stock on the date the Stock Option is granted; provided that, in the event that a Participant is a Ten Percent Stockholder, the Option Exercise Price of a Stock Option granted to such Participant that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Common Stock on the date the Stock Option. Notwithstanding the foregoing, a Stock Option may be granted with a Stock Option Exercise Price lower than set forth in the preceding sentence if such Stock Option is granted pursuant to an assumption or substitution for another Stock Option in a manner satisfying the provisions of Code section 424(a) relating to a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation; provided that the Committee determines that such Option Exercise Price is appropriate to preserve the economic benefit of the replaced award and will not impair the exemption of the Stock Option from Code section 409A (unless the Committee clearly and expressly foregoes such exemption at the time the Stock Option is granted).

5.3 Duration of Stock Options. Each Stock Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Stock Option shall be exercisable later than the tenth (10th) anniversary of its grant date (or fifth (5th) anniversary with respect to ISOs granted to 10% Stockholders).

5.4 Exercise of Stock Options. Stock Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall specify, including conditions related to time-based and performance-based vesting, which need not be the same for each grant or for each Participant.

5.5 Payment. Stock Options shall be exercised, in whole or in part, by the delivery of an written or electronic notice of exercise to the Company or its designated representative in the form prescribed by the Company, setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and satisfying any requirements that the Committee may apply from time to time. Full payment of the Option Exercise Price for such shares of Common Stock (less any amount previously paid by the Participant to acquire the Stock Option) must be made on or prior to the Payment Date, as defined below. The Option Exercise Price shall be paid to the Company in either: (a) cash, (b) check, bank draft, money order or other cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired shares of Common Stock (or delivering a certification or attestation of ownership of such shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Exercise Price, (d) if approved by the Committee, by cashless exercise as permitted under bank and securities regulations, (e) by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law, including a net exercise; or (f) by a combination of the foregoing. “Payment Date” shall mean the date on which a sale transaction in connection with a cashless exercise (whether or not payment is actually made pursuant to a cashless exercise) would have settled in connection with the subject Stock Option exercise. No certificate or cash representing a share of Common Stock shall be delivered until the full Option Exercise Price has been paid.

ARTICLE 6– RESTRICTED STOCK AND RESTRICTED STOCK UNITS

6.1 Grant of Restricted Stock and Restricted Stock Units. Subject to provisions of the Plan, the Committee may from time-to-time grant Awards of Restricted Stock and Restricted Stock Units to Participants. Restricted Stock Awards and RSUs may be made either alone or in addition to or in tandem with other Awards granted under the Plan.

6.2 Award Agreement. The Award Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the number of shares of Restricted Stock or the number of RSUs granted; any restrictions applicable to the Restricted Stock or RSU such as continued service or achievement of performance objectives; the length of the Restriction Period, if any (subject to Section 8.1), and any circumstances that will shorten or terminate the Restriction Period; and rights of the Participant to vote the shares of Common Stock or receive dividends or Dividend Equivalent Rights with respect to the shares during the Restriction Period. Each RSU Award will be settled in the form of shares of Common Stock. If determined by the Committee, custody of shares of Restricted Stock may be retained by the Company or its transfer agent until the termination of the Restriction Period pertaining

6.3 Dividends and Other Distributions. Except as provided in this Article 6 or in the applicable Award Agreement, a Participant who receives a Restricted Stock Award shall have (during and after the Restriction Period), with respect to such Restricted Stock Award, all of the rights of a stockholder of the Company, including the right to vote the shares of Common Stock and the right to receive Dividends. Dividends are subject to the same restrictions on vesting as the underlying Restricted Stock Award. All terms and conditions for payment of Dividends shall be included in the Award Agreement related to the Restricted Stock Award and shall, to the extent required, comply with the requirements of Code Section 409A. No interest shall be paid on such amounts prior to distribution. A Participant receiving a Restricted Stock Unit grant shall not possess voting rights and shall accrue Dividend Equivalent Rights on such units only to the extent provided in the Award Agreement relating to the award; provided, however, that (i) any rights to Dividend Equivalents on such Restricted Stock Unit Award shall be subject to the same restrictions on vesting as the underlying Award, and (ii) all terms and conditions attached to the Dividend Equivalent Rights shall be included in the Award Agreement related to the Award and shall, to the extent required, comply with the requirements of Code section 409A.

ARTICLE 7 – PERFORMANCE SHARES AND UNITS

7.1 Grant of Performance Shares and Performance Units. The Committee may grant Performance Shares and Performance Units (collectively the “Performance Awards”) to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee shall determine.

7.2 Award Agreement. The terms of each Performance Award, including, without limitation, the number of Performance Shares or Performance Units granted; the performance objectives applicable to the Performance Shares or Performance Units; and any additional restrictions applicable to the Performance Shares or Performance Units, such as continued service (subject to Section 8.1) shall be set forth in an Award Agreement. The Committee shall have sole discretion to determine and specify in each Award Agreement whether the Award will be settled in the form of all cash, all shares of Common Stock, or any combination thereof. Unless and to the extent the Committee specifies otherwise, such settlement will be in the form of shares of Common Stock. Any such shares of Common Stock may be granted subject to any restrictions deemed appropriate by the Committee.

7.3 Value of Performance Shares and Performance Units. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a share of Common Stock on the date of grant. In addition to any non-performance terms applicable to the Award, the Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares, Performance Units, or both, as applicable, that will be paid out to the Participant. For purposes of this Article 7, the time period during which the performance objectives must be met shall be called a “Performance Period.” The Committee may, but is not obligated to, set such performance objectives by reference to the performance objectives set forth in Section 7.6.

7.4 Earning of Performance Shares and Performance Units. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of the Performance Shares or Performance Units shall be entitled to receive a payout of the number and value of Performance Shares or Performance Units, as applicable, earned by the Participant over the Performance Period, if any, to be determined as a function of the extent to which the corresponding performance objectives have been achieved and any applicable non-performance terms have been met.

7.5 Dividends and Other Rights. A Participant receiving Performance Shares or Performance Units shall not possess voting rights. A Participant receiving Performance Shares or Performance Units or any other Award that is subject to performance conditions shall accrue Dividend Equivalent Rights on such Award only to the extent provided in the Award Agreement relating to the Award; provided, however, that (i) any Dividend Equivalents payable on such Performance Shares or Performance Units shall be subject to the same restrictions on vesting as the underlying Award, and (ii) all terms and conditions for payment of Dividend Equivalents shall be included in the Award Agreement related to the Award and shall, to the extent required, comply with the requirements of Code section 409A.

7.6 Performance Objectives. The Committee may, in its discretion, include performance objectives in any Award. The Committee may provide for a threshold level of performance to be achieved below which no Award will be earned.

(a)
Definitions of Performance Objectives. If the Committee makes an Award subject to a particular performance objective, the Committee shall adopt or confirm a written definition of that performance objective at the time the performance objective is established. The performance objective for an Award may be described in terms of Company-wide objectives or objectives that are related to a specific division, Subsidiary, department, or function in which the Participant is employed or as some combination of these (as alternatives or otherwise). A performance objective may be measured on an absolute basis or relative to a pre-established target, results for a previous year, the performance of other corporations, or a stock market or other index. If the Committee specifies more than one individual performance objective for a particular Award, the Committee shall also specify, in writing, whether one, all or some other number of such objectives must be attained.
(b)
Determinations of Performance. For each Performance Award that has been made subject to a performance objective, within an administratively practicable period following the end of each Performance Period, the Committee shall determine whether the performance objective for such Performance Period has been satisfied. If a performance objective for a Performance Period is not achieved, the Committee in its sole discretion may pay all or a portion of that Performance Award based on such criteria as the Committee deems appropriate, including without limitation individual performance, Company-wide performance or the performance of the specific division, Subsidiary, department or function employing the Participant.
(c)
Adjustments and Exclusions. In determining whether any performance objective has been satisfied, the Committee may include or exclude any or all items that are unusual or non-recurring, including but not limited to (i) charges, costs, benefits, gains or income associated with reorganizations or restructurings of the Company, discontinued operations, goodwill, other intangible assets, long-lived assets (non-cash), real estate strategy (e.g., costs related to lease terminations or facility closure obligations), litigation or the resolution of litigation (e.g., attorneys’ fees, settlements or judgments); and (ii) the effects of changes in applicable laws, regulations or accounting principles. In addition, the Committee may adjust any performance objective for a Performance Period as it deems equitable to recognize unusual or non-recurring events affecting the Company, changes in tax laws or regulations or accounting procedures, mergers, acquisitions and divestitures, or any other factors as the Committee may determine. To the extent that a performance objective is based on the price of Common Stock, then in the event of any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or any other corporate transaction having an effect similar to any of the foregoing, the Committee shall make or provide for such adjustments in such performance objective as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of participants.

ARTICLE 8 – RESTRICTIONS APPLICABLE TO AWARDS

8.1
Minimum Vesting Requirement. Notwithstanding anything herein to the contrary, each Award shall vest no earlier than the one-year anniversary of the date of grant of the Award; provided, however, that: (i) up to five (5) percent (5%) of the aggregate number of Awards under the Plan, as such may be adjusted pursuant to Section 4.4, may be issued pursuant to

Awards that do not satisfy this minimum vesting requirement; and (ii) the Committee may provide for accelerated vesting of an Award in full or in part prior to the one-year anniversary of the date of grant of the Award pursuant to Section 9.1.
8.2
Minimum Holding Period. As a condition of receipt of an Award, the Award Agreement may require the Participant to agree to hold vested shares of Common Stock received under the Award (including but not limited to shares of Common Stock received upon exercise of a Stock Option) for one year following the vesting or exercise date (as applicable). The foregoing limitation shall not apply to the extent an Award vests or is exercised due to death, Disability or Involuntary Termination of employment following a Change in Control, or to the extent that (i) the Participant directs the Company to withhold, or the Company elects to withhold, with respect to such vesting or exercise or, in lieu thereof, to retain or sell without notice a number of shares of Stock sufficient to cover to the taxes required to be withheld at the minimum statutory withholding rates, or (ii) the Participant exercises a Stock Option by net settlement, and in the case of (i) and (ii) herein, only to the extent of the shares of Common Stock withheld for tax or net settlement purposes.
8.3
Restrictive Covenant Agreement. A Participant may be required, as a condition to receiving an Award under this Plan, to enter into a restrictive covenant agreement with the Company containing such non-compete, confidentiality, and/or non-solicitation provisions as the Committee may adopt and approve from time to time (as so modified or amended, the “Restrictive Covenant Agreement”). The provisions of the Restrictive Covenant Agreement may also be included in, or incorporated by reference in, the Award Agreement.
8.4
Prohibition of Cash-Buyouts of Underwater Stock Options. Under no circumstances will any underwater Stock Option (i.e. Stock Option with an Option Exercise Price as of an applicable date that is greater than the Fair Market Value of the Common Stock as of the same date) that was granted under the Plan be bought back by the Company without stockholder approval.
8.5
Prohibition Against Repricing of Stock Options. Except for adjustments set forth under this Plan and reductions of the Option Exercise Price as approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or the authority to make any adjustment or amendment that reduces or would have the effect of reducing the Option Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation, replacement grants or other means. Solely for purposes of determining the limit on ISOs that may be granted under the Plan, the provisions of Section 4.1 that replenish the shares available for Stock Option Awards shall only be applied to the extent permitted by Code section 422 and the regulations promulgated thereunder.
8.6
Restrictions on Dividends and Dividend Equivalents. Notwithstanding anything herein to the contrary, Dividend Equivalent Rights shall not be paid with respect to Stock Options. Dividends and Dividend Equivalent Rights with respect to a Restricted Stock Award, Restricted Stock Unit, Performance Share or Performance Unit shall be subject to the same vesting requirements as the underlying Award; in no event shall dividends or Dividend Equivalents be paid to a Participant on any such Award prior to the date on which such Award has become vested.

ARTICLE 9 – TERMINATION OF SERVICE, BLACKOUT PERIODS AND CHANGE IN CONTROL

9.1 Termination of Service.

(a)
Except as otherwise provided by the Committee, if a Participant ceases to be an Employee or Non-Employee Director or Service Provider of, or to otherwise perform services for, the Company and its Affiliates for any reason (“Termination of Service”) (i) all of the Participant’s Stock Options that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of ninety (90) days after the date of such cessation, but in no event after the expiration date of the Stock Options (ii) all of the Participant’s Stock Options that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation, and (iii) all of the Participant’s Restricted Stock, RSUs, Performance Shares, and Performance Units that were not vested on the date of such cessation shall be forfeited immediately upon such cessation.
(b)
The Committee may, in its sole discretion and in such manner as it may from time to time prescribe (including, but not by way of limitation, in granting an Award or in an individual employment agreement, severance plan or individual severance agreement), provide that a Participant shall be eligible for a full or prorated Award in the event of a cessation of the Participant’s service relationship with the Company or a Subsidiary due to death, Disability, Involuntary Termination without cause or resignation for Good Reason. With respect to Awards that are subject to one or more performance objectives, the Committee may, in its sole discretion, provide that any such full or prorated Award will be paid prior to when any or all such performance objectives are certified (or without regard to whether they are certified) in the event of a cessation of the Participant’s service relationship with the Company or a Subsidiary due to death, Disability, Involuntary Termination without cause or resignation for Good Reason.
(c)
Consistent with the provisions of Code Section 409A (as applicable), it shall not be considered a termination of employment if an Employee is placed on military, disability or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship. If an Employee’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of employment shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Employee transfers his or her employment or other service relationship to the Company or its remaining Affiliate.
(d)
With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director.

9.2 Special Rule for Company Blackout Periods. The Company has established a securities trading policy (the “Policy”) relative to disclosure and trading on inside information as described in the Policy. Under the Policy, certain Employees and Non-Employee Directors of the Company are prohibited from trading stock or other securities of the Company during certain “blackout periods” as described in the Policy. If, under the above provisions or the terms of the applicable Award Agreement, the last date on which a Stock Option can be exercised falls within a blackout period imposed by the Policy, the applicable exercise period shall automatically be extended by this Section 9.2 by a number of days equal to the number of business days that the applicable blackout period is in effect. The Committee shall interpret and apply the extension automatically provided by the preceding sentence to ensure that in no event shall the term of any Stock Option expire during an imposed blackout period.

9.3 Change in Control.

(a)
The Committee may, in its sole discretion and in such manner as it may from time to time prescribe (including, but not by way of limitation, in granting an Award or in an individual employment agreement, severance plan or individual severance agreement), provide that a Participant shall be eligible for a full or prorated Award in the event that both a Change in Control and a cessation of the Participant’s service relationship with the Employer occurs or if the surviving entity in such Change in Control does not assume or replace the Award in the Change in Control. With respect to Awards that are subject to one or more performance objectives, the Committee may, in its sole discretion, provide that any such full or prorated Award will be paid under the provisions of this Section 9.3 prior to when any or all such performance objectives are certified (or without regard to whether they are certified).
(b)
In the event of a Change in Control, the Committee may, in its discretion, cause each Award to be assumed or for an equivalent Award to be substituted by the successor corporation or a parent or subsidiary of such successor corporation and adjusted as appropriate. In addition or in the alternative, the Committee may, in its discretion, cancel all or certain types of outstanding Awards at or immediately prior to the time of the Change in Control. For example, under this provision, in connection with a Change in Control, the Committee is permitted to cancel all outstanding Stock Options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to the Change in Control if their vested Stock Options had been fully exercised immediately prior to such Change in Control, less the aggregate Option Exercise Price that would have been payable therefor, or if the amount that would have been payable to the Stock Option holders pursuant to such Change in Control if their vested Stock Options had been fully exercised immediately prior thereto would be less than the aggregate Option Exercise Price that would have been payable therefor, the Committee can cancel any or all such Stock Options for no consideration or payment of any kind. Payment of any amount payable pursuant to this cancellation provision may be made in cash or, if the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee’s discretion. Any actions taken pursuant to this Section 9.3(b) shall be valid with respect to a 409A Award only to the extent that such action complies with Code section 409A.

ARTICLE 10 – GENERAL TERMS

10.1 Designation of Beneficiaries. To the extent permitted by the Committee, each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any vested but unpaid Award is to be paid in case of the Participant’s death. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company or its designee during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at an Employee Participant’s death shall be paid to the Employee Participant’s beneficiary as determined under the Company’s 401(k) plan. In the case of a Non-Employee Director with not designated beneficiary, the Non-Employee Director’s estate shall be paid the benefits due to the Non-Employee Director at death.

10.2 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or the Bank, an amount sufficient to satisfy Federal, state, and local taxes, required by law or regulation to be withheld with respect to any taxable event arising as a result of or in connection with this Plan or any Award.

Except as otherwise determined by the Committee or provided in the Award Agreement corresponding to an Award:

(a)
With respect to withholding required upon the exercise of Stock Options, upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, upon the achievement of performance objectives related to Performance Awards, or upon any other taxable event arising as a result of or in connection with an Award granted hereunder that is settled in shares of Common Stock, unless other arrangements are made with the consent of the Committee, Participants shall satisfy the withholding requirement by having the Company withhold shares of Common Stock having a Fair Market Value on the date the tax is to be determined equal to not more than the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates (or at any greater rate that will not result in adverse accounting or tax treatment, as determined by the Committee). All such withholding arrangements shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
(b)
A Participant may elect to deliver shares of Common Stock to satisfy, in whole or in part, the withholding requirement. Such an election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The Fair Market Value of the shares to be delivered will be determined as of the date the amount of tax to be withheld is determined. Such delivery must be made subject to the conditions and pursuant to the procedures established by the Committee with respect to the delivery of shares of Common Stock in payment of the corresponding Option Exercise Price.
(c)
A Participant who is classified by the Company of the Bank as an officer at the time the tax withholding requirement arises with respect to his or her Restricted Stock or, to the extent settled in shares of Common Stock, his or her Restricted Stock Units, Performance Shares, Performance Units, Stock Options, may elect to satisfy such withholding requirement by delivering payment of the tax required to be withheld in cash or by check on the date on which the amount of tax to be withheld is determined. Once made, the election shall be irrevocable.

10.3 Eligibility for Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

10.4 Restrictions on Common Stock. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all applicable state and federal laws (including, without limitation and if applicable, the requirements of the Securities Act of 1933), and any applicable requirements of any securities exchange or similar entity.

10.5 No Rights as a Stockholder. Except as provided otherwise in the Plan or in an Award Agreement, no Participant awarded a Stock Option, RSU, Performance Share or Performance Unit shall have any right as a stockholder with respect to any shares covered by such Award prior to the date of issuance to the Participant or the Participant’s delegate of a certificate or certificates for such shares or the date the Participant’s name is registered on the Company’s books as the stockholder of record with respect to such shares of Common Stock.

10.6 Transferability. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the Participant’s death, to a beneficiary in accordance with Section 10.1 or by will or the laws of descent and distribution. Unless the Committee determines otherwise consistent with securities and other applicable laws, rules and regulations, (i) no Award granted under the Plan shall be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant other than upon the Participant’s death, to a beneficiary in accordance with Section 10.1 or by will or the laws of descent and distribution, and (ii) each Stock Option outstanding to a Participant may be exercised during the Participant’s lifetime only by the Participant or his or her guardian or legal representative (provided that Incentive Stock Options may be exercised by such guardian or legal representative only if permitted by the Code and any regulations promulgated thereunder). In the event of a transfer to a Permitted Transferee as permitted under this Section 10.6 or by the Committee, appropriate evidence of any transfer to the Permitted Transferee shall be delivered to the Company at its principal executive office. If all or part of an Award is transferred to a Permitted Transferee, the Permitted Transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the Award as the Participant.

10.7 No Fractional Shares. Unless provided otherwise in the Award Agreement applicable to an Award, no fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award and any fractional share otherwise payable pursuant to an Award shall be forfeited.

10.8 No Implied Rights. Nothing in the Plan or any Award Agreement shall confer upon any Participant any right to continue in the employ or service of the Company or Subsidiary, or to serve as a Non-Employee Director thereof, or interfere in any way with the right of the Company or a Subsidiary to terminate the Participant’s employment or other service relationship at any time and for any reason. Unless otherwise determined by the Committee, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan, severance program, or other arrangement of the Company or a Subsidiary for the benefit of its employees.

No Participant shall have any claim to an Award until it is actually granted under the Plan. An Award of any type made in any one year to an eligible Participant shall neither guarantee nor preclude a further grant of that or any other type of Award to such Participant in that year or any subsequent year. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company.

10.9 Expenses of the Plan. The expenses of the Plan shall be borne by the Company. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any Award under the Plan.

10.10 Compliance with Laws. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations. It is the intent of the Company that the Awards made hereunder comply in all respects with Rule 16b-3 under the Exchange Act and that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention. Any provision herein relating to compliance with Rule 16b-3 under the Exchange Act shall not be applicable with respect to participation in the Plan by Participants who are not s.

10.11 Recoupment/Clawback. All Awards are subject to recoupment in accordance with applicable rules and regulations, as well as the Company’s recoupment, clawback and/or recovery policies in effect from time to time. In addition, the Committee may include such recoupment, clawback and/or recovery provisions in an Award Agreement as the Committee determines necessary or appropriate.

10.12 Regulatory Requirements. The grant and settlement of Awards under the Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

10.13 Whistleblower Protection. Nothing contained in this Plan or any Award Agreement (i) shall be deemed to prohibit any Participant from responding to a subpoena or order of a court or other governmental authority to testify or give evidence or engaging in conduct otherwise protected by the Sarbanes-Oxley Act; (ii) shall be deemed to prohibit any Participant from providing truthful information in good faith to any federal, state, or local governmental body, agency, or official investigating an alleged violation of any antidiscrimination or other employment-related law or otherwise gathering information or evidence pursuant to any official investigation, hearing, trial, or proceeding; (iii) is intended in any way to intimidate, coerce, deter, persuade, or compensate any Participant with respect to providing, withholding, or restricting any communication whatsoever to the extent prohibited under 18 U.S.C. §§ 201, 1503, or 1512 or under any similar or related provision of state or federal law; and (iv) is intended to require any Participant to provide notice to the Employer or its attorneys before reporting any possible violations of federal law or regulation to any governmental agency or entity (“Whistleblower Disclosures”) or to provide notice to the Employer or its attorneys after any Participant has made any such Whistleblower Disclosures.

10.14 Successors. The terms of the Plan and outstanding Awards shall be binding upon the Company and its successors and assigns.

10.15 Compliance with Code Section 409A. At all times, this Plan shall be interpreted and operated (i) with respect to 409A Awards in accordance with the requirements of Code section 409A, and (ii) to maintain the exemptions from Code section 409A of Stock Options and Restricted Stock and any Awards designed to meet the short-term deferral exception under Code section 409A. To the extent there is a conflict between the provisions of the Plan relating to compliance with Code section 409A and the provisions of any Award Agreement issued under the Plan, the provisions of the Plan control. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to a 409A Award to the extent such discretionary authority would conflict with Code section 409A. In addition, to the extent required to avoid a violation of the applicable rules under Code section 409A by reason of Code section 409A(a)(2)(B)(i), any payment under an Award shall be delayed until the earliest date of payment that will result in compliance with the rules of Code section 409A(a)(2)(B)(i) (regarding the required six-month delay for distributions to specified employees that are related to a separation from service). To the extent that the Plan or a 409A Award provides for payment upon the recipient’s termination of employment as an Employee or cessation of service as an Non-Employee Director, the 409A Award shall be deemed to require payment upon the individual’s “separation from service” within the meaning of Code section 409A. To the extent any provision of this Plan or an Award Agreement would cause a payment of a 409A Award to be made because of the occurrence of a Change in Control, then such payment shall not be made unless such Change in Control also constitutes a “change in ownership”, “change in effective control” or “change in ownership of a substantial portion of the Company’s assets” within the meaning of Code section 409A. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a change in control. To the extent that this Plan or a 409A Award provides for payment upon the recipient’s Disability, then such payment shall not be made unless the recipient’s Disability also constitutes disability within the meaning of Code section 409A(a)(2)(C). Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Disability (and other Participant rights that are tied to a Disability, such as vesting, shall not be affected by the prior sentence). Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Disability. To the extent an Award is a 409A Award and is subject to a substantial risk of forfeiture within the meaning of Code section 409A (or will be granted upon the satisfaction of a condition that constitutes such a substantial risk of forfeiture), any compensation due under the Award (or pursuant to a commitment to grant an Award) shall be paid in full not later than the 60th day following the date on which there is no longer such a substantial risk of forfeiture with respect to the Award (and the Participant shall have no right to designate the year of the payment), unless the Committee shall clearly and expressly provide otherwise at the time of granting the Award. In the event that an Award shall be deemed not to comply with Code section 409A, then neither the Company, the Board of Directors, the Committee nor its or their designees or agents, nor any of their affiliates, assigns or successors (each a “protected party”) shall be liable to any Award recipient or other person for actions, inactions, decisions, indecisions or any other role in relation to the Plan by a protected party if made or undertaken in good faith or in reliance on the advice of counsel (who may be counsel for the Company), or made or undertaken by someone other than a protected party.

10.16 Legal Construction.

(a)
If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.
(b)
Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.
(c)
To the extent not preempted by federal law, the Plan and all Award Agreements hereunder shall be construed in accordance with and governed by the laws of the State of Maryland without giving effect to any choice of law provisions. Unless otherwise provided in the applicable Award Agreement, the recipient of an Award is deemed to submit to the exclusive jurisdiction and venue of the Federal and state courts of Maryland to resolve any and all issues that may arise out of or relate to the Plan or such Award Agreement.

10.17 Deferred Compensation. Subject to approval by the Committee, Participants may elect to defer the award of Restricted Stock under a Company or Winchester Savings Bank sponsored deferred compensation plan, subject to the terms of the deferral plan and in compliance with Code section 409A.

ARTICLE 11 – AMENDMENT AND TERMINATION

11.1 Amendment or Termination of Plan. The Board of Directors or the Committee may at any time terminate and from time to time amend the Plan in whole or in part, but no such action shall materially adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless such action is required by applicable law or any listing standards applicable to the Common Stock or the affected Participants consent in writing. To the extent required by Code section 422, other applicable law, and/or any such listing standards, no amendment shall be effective unless approved by the stockholders of the Company.

11.2 Amendment of Award Agreement. The Committee may, at any time, amend outstanding Award Agreements in a manner not inconsistent with the terms of the Plan; provided, however, except as provided in Sections 10.12, 11.3 and 11.4, if such amendment is materially adverse to the Participant, as determined by the Committee, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment. To the extent not inconsistent with the terms of the Plan, the Committee may, at any time, amend an outstanding Award Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant. Except for adjustments as provided in Section 4.4 or in connection with a Change in Control , the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Awards or cancel outstanding Stock Options with per share exercise prices that are more than the Fair Market Value at the time of such cancellation in exchange for cash, other awards, or Stock Options with an exercise price that is less than the exercise price of the original Stock Options without stockholder approval.

11.3 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or by the Financial Accounting Standards Board after the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 11.3 to any Award granted under the Plan without further consideration or action.

11.4 Dissolution or Liquidation. Each outstanding Award shall terminate immediately prior to the consummation of the dissolution or liquidation of the Company, unless otherwise determined by the Committee.

208652 Winchester Bancorp Inc Proxy Card Rev3 Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2026 Vote by Internet, Smartphone or Tablet - QUICK * * * EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail WINCHESTER BANCORP, INC. Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 3, 2026. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Please mark your votes like this 1. To elect the following 4 directors, each to serve for a 3-year term: 1. Paula M. Cotter 2. Neal J. Harte 3. William P. Hood 4. Edward Merritt FOR ALL WITHHOLD FOR ALL FOR ALL EXCEPT INSTRUCTION: To withhold your voting instructions for one or more nominees, mark “For All Except” and write the name(s) of the nominee(s) on the line(s) below: 2. Approval of the Winchester Bancorp, Inc. 2026 Equity Incentive Plan. FOR AGAINST ABSTAIN 3. The ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the six-month transition period ending December 31, 2026. FOR AGAINST ABSTAIN Such other business as may properly come before the Annual Meeting. CONTROL NUMBER Signature Signature, if held jointly Date 2026. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign, but only one signature is required. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

208652 Winchester Bancorp Inc Proxy Card Rev3 Back 2026 Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders of Winchester Bancorp, Inc. to be held on November 4, 2026 To view the 2026 Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/winchestersavings/2026FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WINCHESTER BANCORP, INC. The undersigned appoints the full Board of Directors of Winchester Bancorp, Inc. (“Company”), and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the Company shares of common stock held of record by the undersigned at the close of business on September 18, 2026 at the Annual Meeting of Company Stockholders to be held on November 4, 2026 at 4:00 p.m., and any and all adjournments thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES SET FORTH IN PROPOSAL 1, IN FAVOR OF PROPOSALS 2 AND 3 AND IN ACCORDANCE WITH THE JUDGEMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE COMPANY ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed on the other side)

Dear ESOP Participant:

On behalf of the Board of Directors of Winchester Bancorp, Inc. (the “Company”), I am forwarding to you the attached yellow vote authorization form for the purpose of conveying your voting instructions to First Trust of Mid America, the trustee for Winchester Savings Bank Employee Stock Ownership Plan (“ESOP”), on the proposals presented at the Annual Meeting of Shareholders of the Company to be held on November 4, 2026. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and an Annual Report to Shareholders of the Company.

Employees of Winchester Savings Bank who satisfy certain eligibility requirements become Participants in the ESOP. As an ESOP participant, you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock (“Common Stock”) allocated to your account. As of the September 18, 2026 record date for shareholders entitled to vote at the annual Meeting, no shares of Company common stock held in the ESOP Trust had been allocated to participant accounts. However, for the sole purpose of providing the ESOP Trustee with voting instructions, you will be deemed to have one share of Common Stock allocated to your ESOP account. The shares of Common Stock held in the ESOP Trust that are not “deemed” to be allocated for voting purposes and the shares for which timely instructions are not received, will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee received from participants regarding the shares of Common Stock deemed allocated to their accounts, subject to the Employee Retirement Income Security Act of 1974.

To direct the ESOP Trustee how to vote your one share of Common Stock, please complete, sign and submit the enclosed yellow vote authorization form in the postage paid envelope provided with this letter, no later than October 28, 2026. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Winchester Savings Bank.

Sincerely,

/s/ John A. Carroll
John A. Carroll President and Chief Executive Officer

PLEASE Provide your esop instructions today Vote by Internet, Smartphone or Tablet QUICK *** EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Mobile or Internet vote authorizes the Winchester Saving Bank Employee Stock Ownership Plan (ESOP) Trustee to vote your ESOP share in the same manner as if you marked, signed and returned this card. ESOP Voting Instructions submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on October 28, 2026. INTERNET www.cstproxyvote.com Use the Internet to provide your ESOP voting instructions. Have this card available when you access the above website Follow the prompts to instruct your ESOP. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is Number from this card and your ESOP.displayed, enter your Control MAIL- Mark, sign and date your proxy card and return it in the postage-paid envelope provided PLEASE DO NOT RETURN THIS CARD IF YOU ARE VOTING ELECTRONICALLY. ESOP VOTING INSTRUCTIONS FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED Please man X par values THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS. 1. To elect the following 4 directors, each to serve for a 3-year term: ASSTAIN FOR AGAINST 2. Approval of the Winchester Bancorp, Inc. 2026 Equity Incentive Plan. ASSTAIN AGAINST FOR 3. The ratification of the appointment of Wolf & FOR ALL 1. Paula M. Cotter WITHHOLD FOR ALL EXCEPT FOR ALL 2. Neal J. Harte 3. William P. Hood 4. Edward Memitt INSTRUCTION: To withhold your voting instructions for one or more nominees, mark "For All Except" and write the name(s) of the nominee(s) on the line(s) below: Participant Signature Date Note: I acknowledge receipt from the Company, prior to execution of this Voting Instruction Card, the Notice of Annual Meeting and a Proxy Statement for ASSTAIN FOR AGAINST 2. Approval of the Winchester Bancorp, Inc. 2026 Equity Incentive Plan. ASSTAIN AGAINST FOR 3. The ratification of the appointment of Wolf & FOR ALL 1. Paula M. Cotter WITHHOLD FOR ALL EXCEPT FOR ALL 2. Neal J. Harte 3. William P. Hood 4. Edward Memitt INSTRUCTION: To withhold your voting instructions for one or more nominees, mark "For All Except" and write the name(s) of the nominee(s) on the line(s) below: Participant Signature Date Note: I acknowledge receipt from the Company, prior to execution of this Voting Instruction Card, the Notice of Annual Meeting and a Proxy Statement for Company, P.C. as our independent registered public accounting firm for the six-month transition period ending December 31, 2026. Such other business as may properly come before the Annual Meeting. CONTROL NUMBER 2026. participant signature date 2026. Note: i acknowledge form the company prior to execution of this voting instruction card, the notice of annual meeting and a proxy statement for the 2025 annual meeting of company stockholders.

2026 Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders of Winchester Bancorp, Inc. to be held on November 4. 2026 To view the 2026 Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/winchestersavings/2026 FOLD HERE . DO NOT SEPARATE . INSERT IN ENVELOPE PROVIDED ESOP VOTING INSTRUCTIONS YOUR VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE ESOP TRUSTEE WINCHESTER BANCORP, INC. The undersigned hereby directs Community Bank of Pleasant Hill d/b/a/ First Trust of Mid America, as trustee of the Winchester Savings Bank Employee Stock Ownership Plan ("ESOP") to vote all shares of Winchester Bancorp, Inc. ("Company") common stock allocated to the ESOP account of the undersigned at the Annual Meeting of Company Stockholders to be held on November 4. 2026 at 4:00 p.m., and any and all adjournments thereof. All shares of Company common stock allocated to participant accounts will be voted by the ESOP trustee as directed by participants, so long as timely instructions from participants are received by the ESOP Trustee. Unallocated shares of Company common stock held in the ESOP Trust and shares for which the ESOP trustee has not received timely instructions, will be voted in the same proportion as the timely instructions the ESOP trustee receives for the allocated shares of Company common stock held in the ESOP Trust. Voting instructions may be provided electronically or mailed to Continental Stock & Transfer Company in the envelope provided.(continued and to be market, dated and singed on the other side)